UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05488
Nuveen Municipal Income Fund, Inc.

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022
Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1).
The Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End	31 October
Funds	2022

Nuveen Municipal Closed-End Funds
NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.

Annual Report

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Table of Contents

Chair’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Common Share Information	7
Performance Overview and Holding Summaries	9
Shareholder Meeting Report	15
Report of Independent Registered Public Accounting Firm	16
Portfolios of Investments	17
Statement of Assets and Liabilities	63
Statement of Operations	64
Statement of Changes in Net Assets	65
Financial Highlights	68
Notes to Financial Statements	72
Shareholder Update	84
Important Tax Information	110
Additional Fund Information	111
Glossary of Terms Used in this Report	112
Annual Investment Management Agreement Approval Process	114
Board Members & Officers	124

Chair’s Letter

to Shareholders

Dear Shareholders,
With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering by how much and for how long. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.
Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and recurring lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May, four increases of 0.75% during the summer and fall, and another 0.50% hike in December 2022 followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Additional rate hikes are expected in 2023, as Fed officials closely monitor inflation data along with other economic measures and will modify their rate setting policy based upon these factors. After contracting in the first half of 2022, U.S. gross domestic product resumed positive growth in the third quarter, according to the government’s estimates. The recent strength was largely attributed to a narrowing in the trade deficit while consumer and business activity has remained slower in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.
While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth

Chair of the Board

December 22, 2022

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. Portfolio manager Daniel J. Close, CFA, manages the Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen AMT-Free Municipal Value Fund (NUW). Christopher L. Drahn, CFA, serves as portfolio manager for the Nuveen Municipal Income Fund, Inc. (NMI).
Here the portfolio management teams discuss U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and municipal bond markets during the twelve-month reporting period ended October 31, 2022?
After recovering from the pandemic in 2021, the U.S. economy weakened in 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. However, in early 2022, China’s COVID-19 lockdown and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions. Inflation increased more than expected over much of 2022, putting pressure on global central banks to respond with more aggressive measures.
The U.S. Federal Reserve (Fed) began an interest rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May 2022, three increases of 0.75% during the summer and fall, and additional hikes of 0.75% in November 2022 and 0.50% in December 2022 (subsequent to the end of the reporting period) followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Volatility increased as markets considered whether the Fed could cool inflation without causing a recession. Additionally, the U.S. dollar appreciated significantly relative to major world currencies, accelerating in March 2022, serving as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. The dollar’s appreciation was driven in part by the Fed’s increasingly forceful response to inflation compared with other central banks, the relatively better prospects of the U.S. economy and “safe-haven” flows from investors uncertain about geopolitical and global economic conditions. In September 2022, global currency and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
bond markets sold off sharply on concerns about the U.K.’s new fiscal spending plan, but recovered in October 2022 after the plan was mostly withdrawn and a new prime minster was announced.
By mid-year 2022, inflation and higher borrowing costs appeared to be dampening consumer confidence and consumer spending. U.S. GDP contracted in the first half of 2022, falling by an annual rate of 1.6% and 0.6% in the first and second quarters of 2022, respectively, according to the U.S. Bureau of Economic Analysis. However, the labor market, another key gauge of the economy’s health, has remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic, and as of October 2022, the unemployment rate remained near its pre-pandemic low at 3.7%. U.S. GDP returned to expansion in the third quarter of 2022, growing by 2.9% (annualized) according to the government’s second estimate, but the gains were primarily related to trade balance adjustments.
The broad municipal bond market declined over the twelve-month reporting period, primarily driven by interest rate and economic uncertainty. Municipal yields rose across the maturity spectrum, with a greater increase at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although the yield curve flattened overall, shorter maturities still outperformed longer maturities. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories, and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2022?
Each Fund’s investment objective is to provide current income exempt from regular federal income tax, investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
During the reporting period, the Funds’ trading activity remained focused on pursuing the Funds’ investment objectives. The rising yield environment during this reporting period was favorable for the Funds to reset embedded yields higher in their portfolios, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Funds’ income earnings and capture tax efficiencies.
As of October 31, 2022, NUV and NUW continued to use inverse floating rate securities. The Funds employ inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2022?
For the twelve-month reporting period ended October 31, 2022, the Funds underperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.
In NMI, NUV and NUW, longer-duration positioning relative to the Funds’ benchmark indexes was the primary detractor from relative performance. The negative impact came from the Funds’ overweight allocations to longer-duration bonds, which underperformed in the rising rate environment, and the Funds’ corresponding underweights to shorter-duration bonds, which outperformed. Widening credit spreads were unfavorable for the three Funds’ overweight allocations to lower rated, higher yielding bonds, which moderately dampened relative performance. For NUV and NUW, sector allocation was also a modest detractor from relative performance, driven by the underperformance of the tax-supported sector and specifically bonds backed by dedicated tax revenues, where both Funds held overweight allocations.
Partially offsetting the Funds’ relative underperformance were positive contributions from security selection. For NUV and NUW, holdings with shorter durations, higher credit ratings and higher coupon structures were generally among the better performing positions during the reporting period. Additionally, NUW managed the duration of its portfolio by shorting interest rate futures contracts, which was beneficial to relative performance and helped mitigate the negative impact of the Fund’s overall longer-duration profile.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI
November 2021	$0.0280	$0.0390	$0.0270
December	0.0280	0.0390	0.0270
January	0.0280	0.0390	0.0270
February	0.0280	0.0390	0.0270
March	0.0280	0.0390	0.0270
April	0.0280	0.0390	0.0255
May	0.0280	0.0390	0.0255
June	0.0280	0.0390	0.0255
July	0.0280	0.0390	0.0275
August	0.0280	0.0390	0.0275
September	0.0280	0.0390	0.0275
October 2022	0.0280	0.0390	0.0300
Total Distributions from Net Investment Income	$0.3360	$0.4680	$0.3240
Total Distributions from Long Term Capital Gains*	$ —	$0.1714	$0.0005
Total Distributions from Short Term Capital Gains*	$ —	$0.0205	$ —
Total Distributions	$0.3360	$0.6599	$0.3245

Yields
Market Yield**	4.02%	3.55%	4.22%
Taxable-Equivalent Yield**	6.76%	5.94%	7.13%

*	Distribution paid in December 2021.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains

Common Share Information (continued)
and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMI was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table.
NMI
Additional authorized common shares	2,200,000

During the current reporting period, NMI did not sell common shares through its shelf program.
Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2022, the Funds’ Board of Directors/Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NUV	NUW	NMI
Common shares cumulatively repurchased and retired	0	0	0
Common shares authorized for repurchase	20,750,000	1,795,000	1,000,000

OTHER COMMON SHARE INFORMATION
As of October 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NUV	NUW	NMI
Common share NAV	$8.77	$14.20	$9.24
Common share price	$8.35	$13.19	$8.53
Premium/(Discount) to NAV	(4.79)%	(7.11)%	(7.68)%
Average premium/(discount) to NAV	(3.76)%	(6.37)%	(3.96)%

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NUV at Common Share NAV	(14.52)%	0.34%	2.23%
NUV at Common Share Price	(22.80)%	(0.20)%	1.77%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUV	Performance Overview and Holding Summaries as of
October 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.3%
AAA	6.9%
AA	34.3%
A	22.8%
BBB	17.8%
BB or Lower	2.1%
N/R (not rated)	6.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.2%
Transportation	19.5%
Utilities	13.9%
Tax Obligation/General	12.8%
U.S. Guaranteed	10.0%
Health Care	7.7%
Other	8.9%
Total	100%

States and Territories 1
(% of total municipal bonds)
Texas	15.3%
Illinois	10.0%
New York	7.6%
Colorado	7.2%
California	6.9%
Florida	5.0%
New Jersey	4.8%
Georgia	4.2%
Ohio	4.0%
Washington	3.6%
Nevada	2.8%
Michigan	2.5%
South Carolina	2.4%
Indiana	1.9%
Kentucky	1.8%
District of Columbia	1.7%
Other	18.3%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*
		Average Annual
	1-Year	5-Year	10-Year
NUW at Common Share NAV	(14.65)%	0.33%	2.08%
NUW at Common Share Price	(17.84)%	(1.20)%	0.96%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUW	Performance Overview and Holding Summaries as of
October 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.2%
Common Stocks	0.5%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate
Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.2%
AAA	7.8%
AA	37.5%
A	24.5%
BBB	19.4%
BB or Lower	2.0%
N/R (not rated)	6.1%
N/A (not applicable)	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.0%
Utilities	21.2%
Tax Obligation/General	15.0%
Transportation	11.9%
Health Care	10.7%
Education and Civic Organizations	6.5%
Consumer Staples	4.6%
Common Stocks	0.5%
Corporate Bonds	0.0%
Other	7.6%
Total	100%

States and Territories 1
(% of total municipal bonds)
California	11.2%
Texas	10.5%
Illinois	8.0%
New Jersey	7.4%
New York	5.8%
Nevada	5.6%
Pennsylvania	4.7%
Tennessee	4.5%
Washington	4.3%
Colorado	4.0%
Kentucky	3.6%
Florida	3.4%
Maryland	3.2%
Georgia	3.1%
Ohio	3.1%
Other	17.6%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NMI at Common Share NAV	(15.39)%	(0.35)%	1.91%
NMI at Common Share Price	(24.32)%	(1.99)%	0.32%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NMI	Performance Overview and Holding Summaries as of
October 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	93.0%
Short-Term Municipal Bonds	4.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	1.0%
AA	31.3%
A	25.7%
BBB	17.9%
BB or Lower	3.8%
N/R (not rated)	12.8%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.4%
Transportation	18.5%
Tax Obligation/Limited	15.2%
Utilities	9.8%
Education and Civic Organizations	9.6%
Tax Obligation/General	9.5%
U.S. Guaranteed	7.5%
Other	8.5%
Total	100%

States and Territories 1
(% of total municipal bonds)
Colorado	12.2%
Illinois	12.1%
Texas	7.3%
Wisconsin	5.2%
New York	4.9%
California	4.4%
Mississippi	4.4%
Florida	4.3%
Arizona	3.2%
North Carolina	3.2%
New Jersey	2.7%
Missouri	2.7%
Alabama	2.5%
Indiana	2.5%
Louisiana	2.5%
Tennessee	2.3%
Minnesota	2.2%
Pennsylvania	2.1%
Other	19.3%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2022 for NUV, NUW and NMI. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NUV	NUW	NMI
	Common	Common	Common
	shares	shares	shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	163,638,492	15,071,123	7,842,678
Withhold	4,710,483	604,782	590,087
Total	168,348,975	15,675,905	8,432,765
Judith M. Stockdale
For	163,373,377	15,049,289	7,767,968
Withhold	4,975,598	626,616	664,797
Total	168,348,975	15,675,905	8,432,765
Carole E. Stone
For	163,896,650	15,062,161	7,849,876
Withhold	4,452,325	613,744	582,889
Total	168,348,975	15,675,905	8,432,765
Margaret L. Wolff
For	163,986,017	15,112,563	8,005,344
Withhold	4,362,958	563,342	427,421
Total	168,348,975	15,675,905	8,432,765

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees

Nuveen Municipal Value Fund, Inc.,

Nuveen AMT-Free Municipal Value Fund, and

Nuveen Municipal Income Fund, Inc.:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, and Nuveen Municipal Income Fund, Inc. (the Funds), including the portfolios of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 29, 2022

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8%
	MUNICIPAL BONDS – 99.8%
	Alabama – 0.2%
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 255	4.000%, 7/01/39 – BAM Insured	7/30 at 100.00	AA	$ 230,553
225	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	201,708
3,805	Homewood, Alabama, General Obligation Warrants, Series 2016, 5.000%, 9/01/36,	9/26 at 100.00	AA+ (4)	4,040,415
	(Pre-refunded 9/01/26)
4,285	Total Alabama			4,472,676
	Alaska – 0.0%
110	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	86,452
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
	Arizona – 1.3%
5,610	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	5,540,268
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37, (AMT), (Mandatory Put 8/14/23)
1,915	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	6/24 at 100.00	A+	1,916,130
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	3,016,710
	Series 2017A, 5.000%, 7/01/35
780	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	688,483
	Lien Series 2020A, 4.000%, 7/01/45
2,590	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	2,701,240
	Series 2021A, 5.000%, 7/01/45
2,175	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	1,746,503
	Center, Series 2021A, 4.000%, 4/01/46
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	5,526,080
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,051,170
750	5.000%, 7/01/35	7/27 at 100.00	AA	786,743
23,355	Total Arizona			22,973,327
	California – 6.9%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,479,411
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	5,041,000
	Series 2013S-4, 5.000%, 4/01/38, (Pre-refunded 4/01/23)
405	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	314,531
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 100.00	BBB+	970,775
	Sonoma County Tobacco Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
4,080	5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	4,354,339
5,920	5.000%, 11/15/46	11/26 at 100.00	A1	5,886,079
1,650	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,619,871
	Angeles, Series 2017A, 5.000%, 8/15/35
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA– (4)	3,895,969
	System, Series 2013A, 5.000%, 7/01/33, (Pre-refunded 7/01/23)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien
	Series 2018A:
$ 1,635	5.000%, 12/31/43, (AMT)	6/28 at 100.00	BBB–	$ 1,548,754
3,495	5.000%, 12/31/47, (AMT)	6/28 at 100.00	BBB–	3,241,507
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	925,480
	Series 2018B, 5.000%, 6/01/48, (AMT)
2,290	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	2,077,557
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,647,539
	Series 2013I, 5.000%, 11/01/38
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,063,410
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	3,596,206
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,902,977
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,211,872
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
49,020	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	4,105,915
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
2,780	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/31 at 100.00	Aa2	2,863,789
	Airport, Refunding Subordinate Series 2022I, 5.000%, 5/15/48
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,437,950
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,403,259
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	1,950,297
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,217,712
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,925,756
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	4,047,284
	Series 2009C, 6.500%, 11/01/39
80	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	89,501
	8/01/38 – AGC Insured
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	6,325,176
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa2	2,419,573
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,386,499
285	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	262,887
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Refunding Second Series 2019D:
6,000	5.000%, 5/01/36	5/29 at 100.00	N/R	6,185,700
4,000	5.000%, 5/01/39	5/29 at 100.00	A1	4,067,720
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding
	Senior Lien Toll Road Revenue Bonds, Series 2021A:
315	4.000%, 1/15/39	1/32 at 100.00	A	281,103
525	4.000%, 1/15/41	1/32 at 100.00	A	461,401
550	4.000%, 1/15/43	1/32 at 100.00	A	474,760
200	4.000%, 1/15/44	1/32 at 100.00	A	171,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	$ 11,017,819
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	10,661,401
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,677,200
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	1,486,721
	Refunding Series 2015, 0.000%, 8/01/48
610	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/30 at 100.00	BBB–	563,323
	Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B Class 2,
	4.000%, 6/01/49
575	Vernon, California, Electric System Revenue Bonds, Series 2021A, 5.000%, 4/01/28	No Opt. Call	BBB+	592,129
185,500	Total California			125,853,552
	Colorado – 7.2%
7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series	12/28 at 100.00	Aa1	8,046,600
	2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,127,665
	Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,239,861
	Series 2019A–2, 4.000%, 8/01/49
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,184,933
	Senior Lien Series 2017, 5.000%, 12/31/51
7,070	Colorado Mountain College, Colorado, Certificates of Participation, Series 2021,	12/31 at 100.00	Aa3	5,996,845
	4.000%, 12/01/46
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	4,702,815
	2018N, 5.000%, 3/15/37
1,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/30 at 100.00	Aa2	862,600
	2020R, 4.000%, 3/15/45
	Colorado State, Certificates of Participation, Higher Education Lease Purchase Financing
	Program, Series 2020:
900	4.000%, 9/01/38	9/31 at 100.00	Aa2	833,355
1,475	4.000%, 9/01/40	9/31 at 100.00	Aa2	1,333,842
1,750	4.000%, 9/01/41	9/31 at 100.00	Aa2	1,568,000
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,335,275
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,129,680
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,338,032
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	656,326
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	3,996,631
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	12/22 at 100.00	AA–	2,753,300
3,400	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B,	11/32 at 100.00	AA–	3,511,316
	5.250%, 11/15/53
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,112,528
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	1,983,860
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,208,582
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	16,280,792
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	10,821,520

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,905	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	$ 2,887,599
	5.000%, 9/01/40
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,174,596
	0.000%, 9/01/39 – NPFG Insured
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	9,038,400
	Springs Utilities, Series 2008, 6.500%, 11/15/38
1,400	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	1/31 at 100.00	A–	1,272,110
	Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/34
2,900	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	5/31 at 100.00	AA+	2,675,076
	Refunding Green Series 2021B, 4.000%, 11/01/40
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	5,124,157
	Series 2017A, 5.000%, 11/01/40
8,355	State of Colorado, Rural Colorado, Certificates of Participation, Series 2022, 6.000%, 12/15/38	12/32 at 100.00	Aa2	9,621,869
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43,	6/28 at 100.00	Aa1 (4)	4,613,460
	(Pre-refunded 6/01/28)
150,155	Total Colorado			130,431,625
	Connecticut – 0.8%
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	Aa3	8,775,068
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	Aa3	5,174,600
13,440	Total Connecticut			13,949,668
	Delaware – 0.1%
1,270	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2021,	1/32 at 100.00	A1	1,104,570
	4.000%, 1/01/46
	District of Columbia – 1.7%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/22 at 23.49	N/R	2,906,550
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	5,585,711
	Lien Series 2018B, 5.000%, 10/01/43
3,865	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	3,753,843
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	10,859,300
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Washington Convention and Sports Authority, District of Columbia, Dedicated Tax Revenue
	Bonds, Refunding Senior Lien Series 2021A:
670	4.000%, 10/01/36	10/30 at 100.00	AA	623,254
1,060	4.000%, 10/01/38	10/30 at 100.00	AA	951,668
1,265	4.000%, 10/01/39	10/30 at 100.00	AA	1,126,432
1,745	Washington Convention and Sports Authority, District of Columbia, Dedicated Tax Revenue	10/30 at 100.00	AA	1,566,661
	Bonds, Refunding Senior Lien Series 2021B, 4.000%, 10/01/38
1,805	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds,	7/31 at 100.00	AA	1,888,770
	Green Series 2021A, 5.000%, 7/15/41
2,390	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	2,079,013
	Bonds, Series 2020A, 4.000%, 7/15/45
43,190	Total District of Columbia			31,341,202
	Florida – 5.0%
1,000	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	5/32 at 100.00	N/R	895,300
	Assessment Bonds, 2022 Project Series 2022, 5.000%, 5/01/53
1,240	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,116,843
	4.000%, 10/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 15,000	Broward County, Florida, Tourist Development Tax Revenue Bonds, Convention Center	9/31 at 100.00	Aa3	$ 12,572,700
	Expansion Project, Series 2021, 4.000%, 9/01/51
1,355	Central Florida Expressway Authority, Revenue Bonds, Senior Lien Series 2021D,	No Opt. Call	A+	1,479,511
	5.000%, 7/01/31
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	573,548
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF
	Health - Jacksonville Project, Series 2022A:
1,800	4.000%, 2/01/41 – AGM Insured	2/32 at 100.00	AA	1,563,480
1,875	4.000%, 2/01/42 – AGM Insured	2/32 at 100.00	AA	1,614,806
15,000	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	14,683,650
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	Aa3	4,155,440
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/47	10/29 at 100.00	Aa3	3,539,165
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A1 (4)	2,364,448
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40, (Pre-refunded 10/01/24)
	Lakeland, Florida, Energy System Revenue Bonds, Series 2021:
1,300	4.000%, 10/01/39	10/31 at 100.00	AA	1,169,038
1,000	4.000%, 10/01/40	10/31 at 100.00	AA	891,580
2,735	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai	11/31 at 100.00	A–	2,160,595
	Medical Center of Florida Project, Series 2021B, 4.000%, 11/15/46
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	12/22 at 100.00	A	5,024,543
	2010A, 5.000%, 7/01/40
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A2	2,005,820
	Refunding Series 2014B, 5.000%, 10/01/37
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	3,688,545
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	3,976,900
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,175,642
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	Aa2 (4)	10,994,948
	5.000%, 11/01/44, (Pre-refunded 5/01/24)
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A–2:
3,000	0.000%, 10/01/46	10/29 at 54.89	BBB+	679,590
4,860	0.000%, 10/01/47	10/29 at 52.89	BBB+	1,031,341
1,700	0.000%, 10/01/48	10/29 at 50.96	BBB+	337,909
3,250	0.000%, 10/01/49	10/29 at 49.08	BBB+	605,475
2,500	0.000%, 10/01/50	10/29 at 47.17	BBB+	436,500
3,000	0.000%, 10/01/51	10/29 at 45.32	BBB+	490,800
3,000	0.000%, 10/01/52	10/29 at 43.62	BBB+	459,630
3,000	0.000%, 10/01/53	10/29 at 41.97	BBB+	431,700
2,500	0.000%, 10/01/54	10/29 at 40.38	BBB+	337,875
4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A,	7/29 at 100.00	AA	3,638,640
	4.000%, 7/01/38
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,057,414
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	6,500,537
	4.000%, 5/01/34
117,570	Total Florida			91,653,913
	Georgia – 4.2%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,382,622
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	4,897,182
	Power Company, Fourth Series 1994, 2.250%, 10/01/32, (Mandatory Put 5/25/23)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	$ 2,191,255
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2017B:
3,500	5.500%, 2/15/42	2/27 at 100.00	AA	3,636,885
2,500	5.250%, 2/15/45	2/27 at 100.00	AA	2,545,100
1,500	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	1,131,195
	Hotel Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54
10,500	Georgia Ports Authority, Revenue Bonds, Series 2022, 5.250%, 7/01/52	7/32 at 100.00	Aa2	11,048,625
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	5,662,540
	Series 20188HH, 5.000%, 1/01/44
11,145	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	A	10,482,876
	Series 2019A, 5.000%, 1/01/49
4,025	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,	1/30 at 100.00	AA	3,901,030
	Series 2021A, 5.000%, 1/01/62 – AGM Insured
17,350	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,	7/32 at 100.00	AA	16,918,853
	Series 2022A, 5.000%, 7/01/52 – AGM Insured
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,422,269
	Series 2015A, 5.000%, 1/01/35
	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien
	Series 2020A:
1,000	5.000%, 1/01/45	1/31 at 100.00	A2	960,120
5,500	5.000%, 1/01/50	1/31 at 100.00	A2	5,205,970
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,025,520
	Refunding Series 2016A, 5.000%, 10/01/46
77,860	Total Georgia			76,412,042
	Guam – 0.0%
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
170	6.375%, 10/01/43, (Pre-refunded 10/01/23), (AMT)	10/23 at 100.00	Baa2 (4)	173,973
160	6.375%, 10/01/43, (AMT)	10/23 at 100.00	Baa2	163,739
330	Total Guam			337,712
	Hawaii – 0.5%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	Aa1	5,086,183
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,140,490
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			8,226,673
	Idaho – 0.1%
	University of Idaho, General Revenue Bonds, Refunding Series 2021A:
505	5.000%, 4/01/39 – AGM Insured	4/31 at 100.00	AA	536,512
545	5.000%, 4/01/41 – AGM Insured	4/31 at 100.00	AA	576,697
1,550	University of Idaho, General Revenue Bonds, Refunding Series 2022A, 4.000%, 4/01/45 -	4/32 at 100.00	AA	1,340,533
	BAM Insured
2,600	Total Idaho			2,453,742
	Illinois – 9.9%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	5,090,750
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	5,223,500
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	3,042,538
	Series 2016B, 6.500%, 12/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	$ 5,002,161
	Series 2017A, 7.000%, 12/01/46, 144A
17,775	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	16,203,868
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	4,695,767
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured
2,325	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/31 at 100.00	AAA	1,975,134
	Bonds, Limited Tax Capital Improvement Green Series 2021A, 4.000%, 12/01/46
1,960	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	No Opt. Call	A	2,020,544
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2021,
	5.000%, 6/01/27
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	A+	1,027,500
1,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/32	11/30 at 100.00	A+	1,574,835
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A:
1,000	4.000%, 11/15/39	11/30 at 100.00	AA–	894,090
2,040	4.000%, 11/15/40	11/30 at 100.00	AA–	1,805,074
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	4,951,450
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	560,437
825	5.000%, 8/15/44	8/25 at 100.00	A3	800,225
5,125	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB	5,129,408
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB	1,766,864
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,599,000
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,039,320
	5.000%, 1/01/41
5,715	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A,	1/32 at 100.00	AA–	5,755,862
	5.000%, 1/01/46
9,015	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	6,813,627
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
5,245	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB+	4,015,729
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB+	8,475,116
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB+	2,934,014
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB+	11,490,986
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB+	10,271,520
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB+	10,410,704
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	4,767,105
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB+	4,315,400
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB+	10,026,556
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	7,220,320
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	9,056,560
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA+ (4)	5,136,150
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44, (Pre-refunded 6/01/24)
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,808,407
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	$ 625,929
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
1,800	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	N/R	1,800,000
780	0.000%, 11/01/22 – NPFG Insured, (ETM)	No Opt. Call	Baa2 (4)	780,000
160	0.000%, 11/01/22 – NPFG Insured, (ETM)	No Opt. Call	N/R (4)	160,000
590	0.000%, 11/01/22 – NPFG Insured, (ETM)	No Opt. Call	N/R (4)	590,000
250,810	Total Illinois			180,856,450
	Indiana – 1.9%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	5,054,789
	Series 2012A, 5.000%, 5/01/42, (Pre-refunded 5/01/23)
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,025,360
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A– (4)	5,771,628
	Project, Series 2013A, 5.000%, 7/01/48, (Pre-refunded 7/01/23), (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,053,400
	2016A, 5.000%, 1/01/42
4,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	N/R	4,323,950
	Bonds, Courthouse & Jail Project, Series 2019A, 5.000%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,209,680
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	12,384,587
36,245	Total Indiana			33,823,394
	Kentucky – 1.8%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Refunding Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,591,445
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,660,992
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington
	Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	A2	1,328,614
1,435	5.000%, 9/01/38	9/28 at 100.00	A2	1,484,048
4,000	5.000%, 9/01/43	9/28 at 100.00	A2	4,103,080
2,000	5.000%, 9/01/48	9/28 at 100.00	A2	2,040,540
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/27 at 100.00	AA	955,460
	Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/45 – AGM Insured
8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	8,302,134
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
6,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown	7/31 at 100.00	Baa2	6,387,060
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	5,245,000
	2017, 5.000%, 4/01/30
32,780	Total Kentucky			33,098,373
	Louisiana – 0.9%
1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	1,198,523
	4.000%, 2/01/45
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	4,447,227
	2013A, 5.000%, 7/01/28
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A2	8,739,872
	Project, Series 2017A, 5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	$ 1,484,803
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
16,265	Total Louisiana			15,870,425
	Maine – 1.0%
800	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (4)	808,864
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33, (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
5,125	5.000%, 7/01/43	7/28 at 100.00	A+	5,052,276
2,005	5.000%, 7/01/48	7/28 at 100.00	A+	1,929,592
1,805	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/50	7/30 at 100.00	AA–	1,849,205
7,990	University of Maine, System Revenue Bonds, Series 2022, 5.000%, 3/01/47	3/32 at 100.00	AA–	8,188,871
17,725	Total Maine			17,828,808
	Maryland – 1.2%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,140	5.000%, 9/01/29	9/27 at 100.00	CCC	1,091,447
630	5.000%, 9/01/31	9/27 at 100.00	CCC	592,622
1,945	5.000%, 9/01/32	9/27 at 100.00	CCC	1,811,826
385	5.000%, 9/01/34	9/27 at 100.00	CCC	350,681
3,750	5.000%, 9/01/35	9/27 at 100.00	CCC	3,371,512
8,215	5.000%, 9/01/46	9/27 at 100.00	CCC	6,825,351
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Revenue Bonds,	7/25 at 100.00	A–	1,031,709
	Meritus Medical Center, Series 2015, 5.000%, 7/01/40
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
4,375	5.000%, 5/01/47	5/28 at 100.00	AA	4,472,563
2,260	5.000%, 5/01/47, (Pre-refunded 5/01/28)	5/28 at 100.00	N/R (4)	2,450,902
23,750	Total Maryland			21,998,613
	Massachusetts – 1.1%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,052,070
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A (4)	2,142,819
	Obligated Group, Series 2013, 5.250%, 11/15/41, (Pre-refunded 11/15/23)
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	2,770,963
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,502,730
	Series 2016E, 5.000%, 7/01/35
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	2,700,106
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA (4)	9,200,098
	Series 2013A, 5.000%, 5/15/43, (Pre-refunded 5/15/23)
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	754,414
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
105	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	12/22 at 100.00	Aaa	105,172
	5.500%, 8/01/30
20,465	Total Massachusetts			20,228,372
	Michigan – 2.5%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,505	6.000%, 10/01/33	10/23 at 100.00	N/R	1,390,274
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,166,393

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	12/22 at 100.00	A+	$ 15,003
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,210,090
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	12/22 at 100.00	A+	5,008
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	12/22 at 100.00	A1	5,008
	7/01/34 – NPFG Insured
4,000	Kalamazoo County, Michigan, General Obligation Bonds, Limited Tax Series 2022,	5/31 at 100.00	AA+	3,595,240
	4.000%, 5/01/45
3,315	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	3,446,904
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
2,360	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	2,151,848
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/37
2,220	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	2,067,220
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	4,846,380
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
9,565	5.000%, 4/15/30	10/25 at 100.00	Aa2	9,954,391
435	5.000%, 4/15/30, (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	455,619
	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A:
3,020	4.000%, 11/15/37	11/31 at 100.00	AA+	2,880,053
6,510	4.000%, 11/15/38	11/31 at 100.00	AA+	6,157,809
1,800	Northern Michigan University, General Revenue Bonds, Series 2021, 4.000%, 6/01/46	6/31 at 100.00	A1	1,530,720
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	1,078,165
	County Airport, Series 2015D, 5.000%, 12/01/45
47,375	Total Michigan			44,956,125
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	3,524,352
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,514,884
4,680	Total Minnesota			5,039,236
	Missouri – 0.2%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,479,726
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,168,174
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,372,790
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,441,630
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,001,404
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,151,226
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	2,946,860
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			11,082,084

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.3%
	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding
	Crossover Series 2017A:
$ 1,710	5.000%, 9/01/35	No Opt. Call	A	$ 1,699,056
1,500	5.000%, 9/01/42	No Opt. Call	A	1,437,120
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,363,124
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
4,610	Total Nebraska			4,499,300
	Nevada – 2.8%
490	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/30 at 100.00	AA	441,730
	Series 2020A, 4.000%, 6/15/40 – AGM Insured
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,135,220
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	5,302,000
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,068,200
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	8,754,490
	5.250%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	5,362,141
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	10,254,100
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	9,185,310
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	Aa1	1,237,390
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,000,080
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	259,840
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
48,665	Total Nevada			50,000,501
	New Jersey – 4.8%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,588,650
	5.000%, 1/01/36
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	901,607
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured, (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1 (4)	6,511,200
	Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre-refunded 12/15/26)
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	6,281,833
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	Baa1	4,013,120
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/26
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	6,123,942
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	Baa1	20,724,000
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	16,714,080
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	4,523,535
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	Baa1	2,793,725
2,150	5.250%, 6/15/34	6/25 at 100.00	Baa1	2,173,241

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 4,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	Baa1	$ 3,782,212
	2020AA, 4.000%, 6/15/45
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,063,080
3,760	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/43	1/28 at 100.00	A+	3,332,150
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (4)	1,145,431
	5/01/43, (Pre-refunded 5/01/23)
1,455	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	AA	1,468,109
	Series 2020A, 5.000%, 11/01/41 – BAM Insured
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,500,931
	Bonds, Series 2018B, 5.000%, 6/01/46
110,910	Total New Jersey			87,640,846
	New York – 7.6%
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,970	5.000%, 7/01/42	7/27 at 100.00	Aa3	3,047,398
780	5.000%, 7/01/42, (Pre-refunded 7/01/27)	7/27 at 100.00	N/R (4)	834,023
5,330	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	4,297,259
	Obligated Group, Series 2020A, 4.000%, 7/01/53
2,055	Long Island Power Authority, New York, Electric System General Revenue Bonds, Notes	9/23 at 100.00	A	1,823,134
	Series 2021, 1.000%, 9/01/25
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,009,007
	2018, 5.000%, 9/01/39
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/30 at 100.00	A	1,562,100
	2020A, 5.000%, 9/01/38
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2021A:
1,000	4.000%, 9/01/39	9/31 at 100.00	A	911,720
2,100	4.000%, 9/01/41	9/31 at 100.00	A2	1,878,744
8,325	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	7,535,374
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	1,973,375
	Green Climate Certified Series 2020E, 4.000%, 11/15/45
	MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by
	the Metropolitan Transportation Authority, Series 2016A:
3,135	5.000%, 11/15/51	11/22 at 100.00	A3	3,066,939
7,380	5.000%, 11/15/56	11/23 at 100.00	A3	7,175,131
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
1,500	5.000%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,603,140
1,750	5.000%, 1/01/30 – AGM Insured	No Opt. Call	AA	1,878,030
4,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	3,760,120
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 4.000%, 6/15/37
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,157,100
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	7,224,910
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/32 at 100.00	AAA	5,079,300
	Subordinate Fiscal 2022 Subseries F-1, 5.000%, 2/01/51
3,465	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	3,564,515
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	10,327,943
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,180	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by	2/30 at 100.00	AA	2,705,099
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 4,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	$ 3,423,920
5,200	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group	9/32 at 100.00	AA+	4,370,600
	1 Series 2022A, 4.000%, 3/15/49
8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	7,561,178
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46, (AMT)
5,000	New York Transportation Development Corporation, New York, Special Facility Revenue	12/32 at 100.00	N/R	4,586,450
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%,
	12/01/40, (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34, (AMT)	1/28 at 100.00	Baa3	3,159,098
5,250	5.000%, 1/01/36, (AMT)	1/28 at 100.00	Baa3	5,053,545
4,500	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/31 at 100.00	BBB+	3,541,995
	Asset-Backed Bonds, Senior Series 2021A–2, 4.000%, 6/01/50
8,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	8,173,360
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,039,450
	Refunding Series 2015A, 5.000%, 11/15/50
7,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/32 at 100.00	AA+	6,428,170
	Lien Green Bonds, Series 2022D-2, 4.500%, 5/15/52
6,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges &	11/32 at 100.00	AAA	6,264,360
	Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 5.250%, 5/15/52
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	637,728
	5.000%, 6/01/24
146,795	Total New York			138,654,215
	North Carolina – 1.0%
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,574,598
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37, (AMT)	6/25 at 100.00	BBB–	2,097,591
4,175	5.000%, 6/30/54, (AMT)	6/25 at 100.00	BBB–	3,763,011
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	2,723,893
	5.000%, 7/01/54
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital
	Appreciation Series 2019:
2,000	0.000%, 1/01/41	1/30 at 71.45	AA+	784,020
1,500	0.000%, 1/01/42	1/30 at 68.97	AA+	553,050
14,500	0.000%, 1/01/49	1/30 at 54.10	AA+	3,562,795
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,640,551
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	1,859,491
32,320	Total North Carolina			18,559,000
	North Dakota – 0.1%
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	1,717,714
	Obligated Group, Series 2017A, 5.000%, 12/01/42
	Ohio – 4.0%
4,710	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	3,734,747
	Revenue Bonds, Refunding Senior Lien Series 2020A–2 Class 1, 4.000%, 6/01/48
44,755	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	37,722,199
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	$ 1,242,215
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	2,914,959
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018, 5.000%, 6/01/43	6/28 at 100.00	AAA	5,234,600
14,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	BBB–	12,536,555
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29,
	(Mandatory Put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,056,323
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured, (AMT)
4,975	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3 (4)	5,001,368
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A–1, 5.000%, 2/15/48,
	(Pre-refunded 2/15/23)
82,730	Total Ohio			72,442,966
	Oklahoma – 1.3%
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA (4)	4,237,760
	Series 2016, 5.000%, 7/01/36, (Pre-refunded 7/01/26)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A	1,632,135
1,250	5.000%, 8/15/29	8/25 at 100.00	A	1,275,262
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
1,790	5.250%, 8/15/43	8/28 at 100.00	Baa3	1,502,759
5,090	5.500%, 8/15/52	8/28 at 100.00	Baa3	4,170,237
1,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/32 at 100.00	N/R	880,150
	Project, Taxable Series 2022, 5.500%, 8/15/37
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	10,346,300
	2017A, 5.000%, 1/01/42
24,720	Total Oklahoma			24,044,603
	Oregon – 0.9%
2,500	Oregon Health and Science University, Revenue Bonds, Green Series 2021A, 4.000%, 7/01/44	1/32 at 100.00	AA–	2,191,075
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	7,016,054
	Senior Lien Series 2017B, 5.000%, 11/15/28
2,000	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2021A,	5/31 at 100.00	AA+	1,843,100
	4.000%, 5/01/40
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	5,451,844
16,415	Total Oregon			16,502,073
	Pennsylvania – 1.3%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA–	3,163,834
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
3,035	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	5/32 at 100.00	A	2,396,679
	Thomas Jefferson University, Series 2022B, 4.000%, 5/01/52
2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	Aa1	2,082,740
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA– (4)	7,511,250
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43, (Pre-refunded 12/01/22)
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/26 at 100.00	AA–	1,255,175
	Bonds, Subordinate Series 2014A, 4.750%, 12/01/37
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	AA–	2,953,290
	5.000%, 12/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,645	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	$ 2,932,001
	4.000%, 12/01/50
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	564,283
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,327,509
	Series 2017, 5.000%, 1/01/38, (AMT)
25,505	Total Pennsylvania			24,186,761
	Puerto Rico – 1.6%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	3,242,386
15,388	4.500%, 7/01/34	7/25 at 100.00	N/R	13,989,846
9,039	4.550%, 7/01/40	7/28 at 100.00	N/R	7,817,922
5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	4,601,321
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
35,778	Total Puerto Rico			29,651,475
	South Carolina – 2.4%
	Patriots Energy Group, South Carolina, Gas System Revenue Bonds, Improvement and
	Refunding Series 2021A:
3,750	4.000%, 6/01/46	6/31 at 100.00	A2	3,129,825
1,500	4.000%, 6/01/51	6/31 at 100.00	A2	1,227,720
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	10,373,497
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	7,424,809
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	5,294,300
	Improvement Series 2015A, 5.000%, 12/01/50
4,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	12/30 at 100.00	A	3,490,000
	Improvement Series 2020A, 4.000%, 12/01/39
8,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	7,618,000
	Series 2016B, 5.000%, 12/01/56
1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/32 at 100.00	N/R	1,431,390
	Series 2022A, 5.000%, 12/01/55
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	3,460,805
	2014A, 5.500%, 12/01/54
50,000	Total South Carolina			43,450,346
	Tennessee – 1.1%
	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue
	Bonds, Refunding & Improvement Series 2022A:
310	4.000%, 4/01/32	4/31 at 100.00	AA	308,676
875	4.000%, 4/01/33	4/31 at 100.00	AA	861,341
760	4.000%, 4/01/37	4/31 at 100.00	AA	707,568
1,305	4.000%, 4/01/40	4/31 at 100.00	AA	1,185,580
250	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue	No Opt. Call	AA	276,922
	Bonds, Refunding Series 2021, 5.000%, 10/01/32
1,450	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B,	10/30 at 100.00	AA+	1,503,867
	5.000%, 10/01/45
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	2,321,766
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
1,375	New Memphis Arena Public Building Authority, Memphis and Shelby County, Tennessee, Local	4/31 at 81.47	AA	543,593
	Government Public Improvement Bonds, Capital Appreciation Series 2021, 0.000%, 4/01/40
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,113,340
	Bonds, Series 2017A, 5.000%, 11/01/42

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	$ 7,229,496
	5/01/48, (Mandatory Put 5/01/23)
3,240	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement	6/32 at 100.00	AA	2,710,584
	Series 2022, 4.000%, 6/01/52
22,070	Total Tennessee			20,762,733
	Texas – 15.2%
240	Baytown Municipal Development District, Texas, Hotel Revenue Bonds, Baytown Convention	10/31 at 100.00	BBB–	178,318
	Center Hotel, First-Lien Series 2021A, 4.000%, 10/01/50
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	12,663,981
	2/15/43, (UB) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A– (4)	2,427,357
	2013A, 5.000%, 1/01/43, (Pre-refunded 1/01/23)
2,680	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/30 at 100.00	BBB+	2,199,047
	Series 2020G, 4.000%, 1/01/45
710	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	714,856
	5.000%, 1/01/39
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	231,463
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,008,600
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,189,278
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	4,546,410
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	27,772,792
	Lien Series 2013B, 5.000%, 4/01/53, (Pre-refunded 10/01/23)
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	2,460,128
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	1,510,649
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	8,655,623
845	0.000%, 11/15/27, (ETM)	No Opt. Call	Baa2 (4)	701,950
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	Baa1	429,038
1,565	5.000%, 11/15/31	11/24 at 100.00	Baa1	1,585,689
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	7,919,325
	0.000%, 11/15/33 – NPFG Insured
1,000	Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee	12/31 at 100.00	Baa2	854,640
	Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/40
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,575,451
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,241,727
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	18,472,924
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	9,201,634
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	6,739,200
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	12,460,695
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,275,290
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	4,643,316
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	12/22 at 100.00	Baa1	$ 2,001,240
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28, (AMT)
3,570	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/31 at 100.00	A+	3,562,003
	Transmission Services Corporation Project, Refunding Series 2021A, 5.000%, 5/15/51
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	A+	2,260,120
3,930	5.000%, 4/15/43	4/28 at 100.00	A+	4,071,755
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42, (Pre-refunded 1/01/25) – AGC Insured	1/25 at 100.00	AA (4)	31,756,200
5,220	6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (4)	5,552,357
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	8,036,781
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+ (4)	9,047,421
	5.000%, 1/01/40, (Pre-refunded 1/01/23)
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A,	1/28 at 100.00	AA–	4,415,850
	4.000%, 1/01/43
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	8,019,840
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	9,308,936
	2015A, 5.000%, 1/01/32
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	1,751,487
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
5,000	Temple, Texas, General Obligation Bonds, Combination Tax and Revenue Series 2022B,	8/31 at 100.00	AA	4,247,750
	4.000%, 8/01/47
4,785	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	4,957,404
	Senior Lien Series 2008D, 6.250%, 12/15/26
5,400	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	5,334,498
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A	3,056,400
	First Tier Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,767,360
	Second Tier Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	4,945,710
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42, (UB) (6)	10/27 at 100.00	AAA	11,581,625
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	6,696,560
	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,
	Infrastructure Improvement Facilities, Refunding Series 2021:
600	3.000%, 9/01/38	9/31 at 100.00	Baa2	438,678
725	3.000%, 9/01/39	9/31 at 100.00	Baa2	520,296
322,695	Total Texas			275,989,652
	Utah – 0.9%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A	5,295,238
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A	3,463,530
	5.000%, 7/01/43

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
$ 695	5.000%, 2/01/36	2/27 at 100.00	AAA	$ 727,547
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,201,554
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	1,328,413
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,060,740
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,315,575
660	5.000%, 9/01/32	3/28 at 100.00	AA–	691,112
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	560,909
	5.000%, 3/01/37
15,390	Total Utah			15,644,618
	Virginia – 0.5%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,814,187
	First Tier Series 2016, 5.000%, 7/01/51
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/22 at 100.00	B–	3,798,649
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	3,779,831
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49, (AMT)
10,260	Total Virginia			9,392,667
	Washington – 3.6%
8,825	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/31 at 100.00	AAA	7,609,886
	Excise Tax Bonds, Refunding & Improvement, Green Series 2021S-1, 4.000%, 11/01/46
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,011,581
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,038,540
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A1	1,186,926
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,056,900
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,122,453
	2019A-1, 4.000%, 8/01/44
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	12/22 at 100.00	AA–	12,036,600
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	1,337,274
	Center, Series 2017, 5.000%, 8/15/30
6,030	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa3	5,118,385
	Bonds, Refunding Series2021B. Exchange Purchase, 4.000%, 7/01/37
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase:
4,615	4.000%, 7/01/43	7/31 at 100.00	Baa3	3,649,496
7,830	3.000%, 7/01/58	7/31 at 100.00	Baa3	4,271,500
3,240	4.000%, 7/01/58	7/31 at 100.00	Baa3	2,303,964
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	6,995,352
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	11,931,990
79,640	Total Washington			65,670,847

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.6%
$ 1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	$ 1,827,621
	Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/34
2,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,699,950
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/38
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	3,037,890
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44,
	(Pre-refunded 6/01/23)
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	3,690,630
	5.000%, 6/01/43
11,150	Total West Virginia			11,256,091
	Wisconsin – 0.4%
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	12/22 at 100.00	A3	4,334,412
	Inc., Series 2012, 5.000%, 6/01/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
935	4.000%, 11/15/46, (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	946,024
2,870	4.000%, 11/15/46	5/26 at 100.00	AA+	2,331,962
8,215	Total Wisconsin			7,612,398
$ 2,141,793	Total Long-Term Investments (cost $1,907,042,309)			1,815,237,566
	Floating Rate Obligations – (1.2)%			(21,480,000)
	Other Assets Less Liabilities – 1.4%			25,698,994
	Net Assets Applicable to Common Shares – 100%			$ 1,819,456,560

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 99.2%
	Alaska – 0.3%
$ 800	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	No Opt. Call	A	$ 819,528
	Bonds, Senior Series 2021A Class 1, 5.000%, 6/01/31
	Arizona – 1.7%
345	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	304,521
	Lien Series 2020A, 4.000%, 7/01/45
1,035	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	1,079,453
	Series 2021A, 5.000%, 7/01/45
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,004,806
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,425	Total Arizona			4,388,780
	California – 11.1%
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,238,715
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	34,948
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	308,458
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,228,741
	Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	513,036
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	11,411,352
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	579,354
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,446,905
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	7,116,441
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,680,770
	Refunding Series 2015, 0.000%, 8/01/44
115	Vernon, California, Electric System Revenue Bonds, Series 2021A, 5.000%, 4/01/28	No Opt. Call	BBB+	118,426
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	657,069
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
37,260	Total California			28,334,215
	Colorado – 3.9%
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,016,350
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,480,140
	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A:
1,750	4.000%, 12/01/38	12/29 at 100.00	BBB	1,439,637
2,000	4.000%, 12/01/39	12/29 at 100.00	BBB	1,620,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	$ 3,332,264
	9/01/34 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	1,129,800
	Springs Utilities, Series 2008, 6.500%, 11/15/38
13,135	Total Colorado			10,018,891
	Delaware – 0.2%
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	144,979
200	5.000%, 1/01/44	1/24 at 100.00	A1	201,000
130	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	114,546
	4.000%, 1/01/44
480	Total Delaware			460,525
	District of Columbia – 1.0%
90	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	91,557
	Bonds, Series 2001, 6.500%, 5/15/33
1,735	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,685,102
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
725	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds,	7/31 at 100.00	AA	758,647
	Green Series 2021A, 5.000%, 7/15/41
2,550	Total District of Columbia			2,535,306
	Florida – 3.4%
1,655	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	1,394,884
	4.000%, 10/01/49
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	Aa3	519,430
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,571,086
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	516,489
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,461,521
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	528,707
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	701,091
	Series 2015-2, 0.000%, 5/01/40 (4)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (5)
9,840	Total Florida			8,693,217
	Georgia – 3.1%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,446,115
	Power Company, Fourth Series 1994, 2.250%, 10/01/32, (Mandatory Put 5/25/23)
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,036,080
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,419,256
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,006,020
	Series 2015A, 5.000%, 1/01/35
7,940	Total Georgia			7,907,471

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 7.9%
$ 2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	$ 2,036,300
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	281,464
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,409,190
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA–	2,023,100
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	1,849,428
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	3,622,465
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	1,505,895
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB	528,549
495	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB+	374,126
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB+	4,928,187
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	625,929
	6.000%, 10/01/42
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured, (ETM)	No Opt. Call	Baa2 (6)	289,821
330	0.000%, 11/01/23 – NPFG Insured	No Opt. Call	A	317,371
340	0.000%, 11/01/23 – NPFG Insured, (ETM)	No Opt. Call	Baa2 (6)	328,787
50	0.000%, 11/01/23 – NPFG Insured, (ETM)	No Opt. Call	N/R (6)	48,351
25	0.000%, 11/01/23 – NPFG Insured, (ETM)	No Opt. Call	N/R (6)	24,151
28,370	Total Illinois			20,193,114
	Indiana – 0.5%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%,	No Opt. Call	AA	1,381,050
	2/01/25 – AMBAC Insured
	Kentucky – 3.6%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,189,687
	Kentucky International Airport, Refunding Series 2016, 5.000%, 1/01/29
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,025,770
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43
2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	2,377,500
	Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/47 – AGM Insured
1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,019,810
	Series 2019A-1, 5.000%, 8/01/32
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	3,484,387
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
9,400	Total Kentucky			9,097,154
	Maine – 1.6%
1,545	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 5.000%, 7/01/36	7/30 at 100.00	AA–	1,645,966
2,425	University of Maine, System Revenue Bonds, Series 2022, 5.000%, 3/01/47	3/32 at 100.00	AA–	2,485,358
3,970	Total Maine			4,131,324
	Maryland – 3.2%
3,420	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	3,153,992
	5.000%, 9/01/33
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	4,902,100
	Health Issue, Series 2017A, 5.000%, 5/15/45
8,420	Total Maryland			8,056,092

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.8%
$ 1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	$ 1,039,790
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
1,210	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	1,126,728
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
2,210	Total Michigan			2,166,518
	Minnesota – 1.2%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	AA	1,192,426
	5.000%, 12/01/47
700	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds, Series	1/30 at 100.00	AA–	757,204
	2019A, 5.000%, 1/01/32
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,047,720
2,845	Total Minnesota			2,997,350
	Montana – 0.8%
	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman
	Deaconess Health Services Obligated Group, Series 2021A:
500	5.000%, 6/01/31	No Opt. Call	A	520,820
640	4.000%, 6/01/38	6/31 at 100.00	A	568,544
1,245	4.000%, 6/01/40	6/31 at 100.00	A	1,086,138
2,385	Total Montana			2,175,502
	Nevada – 5.6%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,202,830
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,119,760
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,111,178
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	1,713,685
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	2,041,180
	2015, 5.000%, 6/01/39
60	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	51,979
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
13,740	Total Nevada			14,240,612
	New Jersey – 7.4%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	105,614
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	97,400
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	105,271
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	110,924
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	69,294
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A:
175	5.000%, 1/01/37	1/29 at 100.00	A+	177,991
125	5.000%, 1/01/38	1/29 at 100.00	A+	126,985
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	295,631
	Port District Project, Series 2012, 5.000%, 1/01/27
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	261,518
	Series 2005A, 5.750%, 11/01/28 – AGM Insured

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
$ 35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	$ 31,946
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	27,319
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	43,980
150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	153,434
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	106,517
	2017A, 5.000%, 11/01/29
100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	12/22 at 100.00	Caa3	64,351
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32 (5)
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	133,303
	2017, 5.000%, 1/15/27
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	20,261
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	101,640
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	312,294
140	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	144,094
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	23,927
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	188,476
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	23,266
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	85,218
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
35	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	29,897
	Series 2014, 5.250%, 1/01/44
100	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	93,088
	Series 2017B, 4.500%, 6/15/40
215	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	156,019
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
125	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	112,295
	Refunding Subordinate Series 2017A, 3.375%, 7/01/30
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	45,685
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	80,604
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding	No Opt. Call	A	118,013
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding
	Series 2017:
20	3.000%, 6/01/32	12/27 at 100.00	A	17,331
15	5.000%, 6/01/32	12/27 at 100.00	A	15,341
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BB+ (6)	141,414
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34, (Pre-refunded 7/01/23)
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BB+ (6)	41,011
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29, (Pre-refunded 7/01/24)
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	127,421
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 100	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	$ 74,588
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
170	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3 (6)	171,720
	Revenue Bonds, College Avenue Redevelopment Project, Series 2013, 5.000%, 6/15/46,
	(Pre-refunded 6/15/23)
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	Baa1	999,637
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
15	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	Baa1	12,002
	Series 2021QQQ, 4.000%, 6/15/50
145	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	A	101,425
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	89,964
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	50,185
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	BB+	3,771
100	4.000%, 7/01/42	7/27 at 100.00	BB+	73,088
100	5.000%, 7/01/47	7/27 at 100.00	BB+	83,158
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+	75,112
	Series 2013D, 5.000%, 7/01/38
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
435	3.000%, 7/01/41	7/26 at 100.00	BBB+	310,594
50	3.000%, 7/01/46	7/26 at 100.00	BBB+	33,011
25	4.000%, 7/01/46	7/26 at 100.00	BBB+	20,293
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
200	4.000%, 7/01/47	7/27 at 100.00	BBB+	160,510
30	5.000%, 7/01/47	7/27 at 100.00	BBB+	28,699
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	21,163
	Elizabeth, Series 2016D, 5.000%, 7/01/46
80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	71,761
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	226,633
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	AA–	158,934
150	5.000%, 7/01/57	7/27 at 100.00	AA–	144,864
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	91,759
	Center, Refunding Series 2014A, 4.000%, 7/01/45
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	43,614
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	353,138
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	20,241
85	5.250%, 7/01/31, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (6)	86,136

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
$ 25	5.000%, 7/01/32	7/26 at 100.00	AA	$ 25,939
40	5.000%, 7/01/33	7/26 at 100.00	AA	41,343
30	5.000%, 7/01/34	7/26 at 100.00	AA	30,931
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	130,516
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	110,725
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	123,856
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	8,033
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	303,547
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A– (6)	100,549
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37, (Pre-refunded 8/15/23)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	118,899
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	105,984
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
50	4.000%, 7/01/44	7/29 at 100.00	A+	42,190
205	3.000%, 7/01/49	7/29 at 100.00	A+	130,216
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	37,590
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
130	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds,	No Opt. Call	Aaa	129,776
	Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	100,139
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	228,317
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	384,662
	3.875%, 11/01/38
100	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A,	11/28 at 100.00	AA–	78,443
	2.900%, 11/01/39
200	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019B,	No Opt. Call	AA–	198,092
	1.500%, 5/01/23
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
125	3.600%, 4/01/33	10/27 at 100.00	AA	119,986
75	3.750%, 10/01/35	10/27 at 100.00	AA	70,438
665	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	559,943
	Series 2019C, 3.950%, 10/01/44
240	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/29 at 100.00	AA	165,845
	Series 2020E, 2.250%, 10/01/40
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	203,238
	5.000%, 7/01/45
70	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A,	No Opt. Call	A3	69,570
	4.000%, 6/01/32
100	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	75,457

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	$ 3,263,502
	Appreciation Series 2010A, 0.000%, 12/15/31
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	853,656
	2009A, 0.000%, 12/15/39
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	255,584
	2015AA, 5.250%, 6/15/41
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	43,314
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
225	3.500%, 6/15/46	12/28 at 100.00	Baa1	166,709
100	4.000%, 6/15/50	12/28 at 100.00	Baa1	80,010
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
30	4.000%, 6/15/45	12/30 at 100.00	Baa1	24,667
40	3.000%, 6/15/50	12/30 at 100.00	Baa1	25,838
70	5.000%, 6/15/50	12/30 at 100.00	Baa1	66,714
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	257,859
200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019,	9/26 at 100.00	AA	156,126
	2.250%, 9/15/33
235	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (6)	237,160
	5/01/43, (Pre-refunded 5/01/23)
300	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	253,815
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/29 at 100.00	AA	259,232
	Refunding Series 2019A, 5.000%, 11/01/31 – AGM Insured
30	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	28,937
	Series 2020A, 5.000%, 11/01/45
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	121,479
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	192,857
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	295,762
480	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	441,341
	Bonds, Series 2018B, 5.000%, 6/01/46
535	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	Aaa	608,161
	Detention Center Facility Project, Refunding Series 2015A, 5.500%, 5/01/30
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	12/22 at 100.00	Aaa	170,114
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
23,080	Total New Jersey			18,791,834
	New York – 5.8%
500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/29 at 100.00	AA	544,010
	Program, Series 2021A, 5.000%, 10/01/32 – AGM Insured
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	3,157,410
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,518,840
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,112,033
	2018, 5.000%, 9/01/39
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,258,158
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	756,922
	Green Climate Certified Series 2020E, 5.000%, 11/15/30

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,230	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42BA	8/30 at 100.00	AA	$ 1,265,326
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	319,508
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,000	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	A	1,034,070
	Asset-Backed Bonds, Senior Series 2021A-2, 5.000%, 6/01/31
3,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	No Opt. Call	AA+	2,771,010
	Lien Subseries 2021A-1, 2.000%, 5/15/45, (Mandatory Put 5/15/26)
14,735	Total New York			14,737,287
	North Carolina – 1.1%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,038,490
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,138,636
700	5.000%, 1/01/32	1/27 at 100.00	BBB	703,591
2,795	Total North Carolina			2,880,717
	Ohio – 3.0%
570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	451,976
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
8,690	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	7,324,453
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
9,260	Total Ohio			7,776,429
	Oklahoma – 0.2%
500	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	409,650
	Project, Series 2018B, 5.500%, 8/15/52
	Pennsylvania – 4.7%
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	147,330
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	46,764
	Robert Morris University, Series 2017, 5.000%, 10/15/37
465	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	380,691
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A	104,839
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%,	12/23 at 100.00	AA– (6)	224,783
	12/01/32, (Pre-refunded 12/01/23)
20	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA– (6)	20,030
	5.000%, 12/01/37, (Pre-refunded 12/01/22)
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	197,273
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
105	Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds,	5/29 at 100.00	AA	96,950
	Series 2021A, 4.000%, 11/15/37
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	312
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
380	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB–	253,346
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	$ 139,312
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
15	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	13,144
	Project, Series 2020, 5.000%, 10/01/39
125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	8/26 at 100.00	Aa2	125,056
	Refunding Series 2016, 4.000%, 8/01/33
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	45,903
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
155	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	95,506
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	70,192
	Charter School Project, Series 2016, 5.125%, 3/15/36
20	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series	12/28 at 100.00	AA	11,342
	2020, 2.125%, 12/01/45
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	116,799
	Bonds, Series 2014D, 5.000%, 12/15/39
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA– (6)	105,011
	Medical Center Project, Series 2016A, 5.000%, 11/15/46, (Pre-refunded 11/15/25)
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	68,443
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
190	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	155,766
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
35	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	27,987
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	18,223
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	13,032
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	35,276
	University Foundation Inc. Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
100	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	103,570
	Series 2020, 5.000%, 2/15/44
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
40	5.000%, 6/01/33	6/28 at 100.00	A1	41,299
355	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	323,735
70	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	60,703
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
20	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	20,281
60	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	60,844
45	4.000%, 1/01/33	1/25 at 100.00	BBB+	41,581
65	5.000%, 1/01/38	1/25 at 100.00	BBB+	65,061
15	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	15,531
55	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R (6)	56,948
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	101,041
	Social Ministries Project, Series 2016, 5.000%, 1/01/29

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
$ 25	4.125%, 1/01/38	1/29 at 100.00	BBB+	$ 22,446
5	5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	N/R (6)	5,407
25	5.000%, 1/01/39	1/29 at 100.00	BBB+	24,509
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	103,278
	Project, Second Series 2017A, 5.000%, 11/01/39
200	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	167,280
	Series 2019, 4.000%, 11/01/44
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	25,764
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	27,595
	Series 2014, 5.000%, 5/01/37
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A	55,553
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
245	5.000%, 7/01/42	7/27 at 100.00	A1	248,903
540	5.000%, 7/01/47	7/27 at 100.00	A1	545,843
295	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	318,329
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	185,591
	5.000%, 7/01/41
25	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	16,235
	4.000%, 7/01/45
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	144,968
	Healthcare, Series 2018, 5.000%, 7/15/48
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	N/R (6)	30,758
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46,
	(Pre-refunded 7/01/24)
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	N/R (6)	104,174
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47,
	(Pre-refunded 7/01/25)
25	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds,	2/28 at 100.00	Aa2	26,947
	Series 2020B, 5.000%, 2/01/31
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	45,724
	University, Series 2016, 4.000%, 5/01/46
75	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	59,806
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB	12,029
35	3.500%, 5/01/41	5/26 at 100.00	BBB	26,726
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	20,013
	Villages Project, Series 2015, 5.000%, 11/01/35
40	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	3/27 at 102.00	BB+	31,357
	Anne’s Retirement Community, Inc., Series 2020, 5.000%, 3/01/50
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	100,845
	System, Refunding Series 2016B, 5.000%, 8/15/46
155	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	156,934
	System, Series 2016A, 5.000%, 8/15/42
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	N/R (6)	55,694
	Village Project, Series 2013, 5.750%, 5/01/35, (Pre-refunded 5/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 25	Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds,	12/28 at 100.00	AA	$ 24,472
	Series 2020, 4.000%, 6/01/35 – AGM Insured
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
105	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (6)	107,144
95	5.125%, 12/01/47	12/23 at 100.00	A	92,484
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A–	82,338
	Group, Refunding Series 2016, 4.000%, 11/01/41
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	198,202
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	94,829
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	48,734
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	42,494
25	4.000%, 9/01/49	9/29 at 100.00	A	20,648
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1 (6)	207,738
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45,
	(Pre-refunded 1/15/25)
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	192,956
	Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	82,823
	College, Refunding Series 2018, 4.000%, 11/01/38
55	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	11/26 at 103.00	BB+	46,724
	Morningstar Senior Living, Inc., Series 2019, 5.000%, 11/01/44
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	69
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (5)
90	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	74,025
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 0.000%, 12/01/38 (5)
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	141,709
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	185,898
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	35,884
	University, Series 2013A, 6.500%, 9/01/38
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R (6)	121,139
	University, Refunding Series 2013, 5.000%, 6/01/32, (Pre-refunded 6/01/23)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	12/22 at 100.00	Baa1	30,787
60	5.000%, 11/01/42	12/22 at 100.00	Baa1	59,813
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	277,134
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/35
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A– (6)	96,473
	Series 2013A, 5.500%, 7/15/38, (Pre-refunded 7/15/23)
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	38,708
	2016-119, 3.500%, 10/01/36
350	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	275,545
	2016-120, 3.200%, 4/01/40

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	$ 346,432
	2016-121, 3.200%, 10/01/41
65	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	59,040
	2017-123B, 3.450%, 10/01/32
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	42,022
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	188,548
	2019-129, 3.350%, 10/01/45
125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	86,657
	2019-130A, 3.000%, 10/01/46
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	28,627
	2020-133, 2.500%, 10/01/45
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/26 at 100.00	AA–	100,414
	Bonds, Subordinate Series 2014A, 4.750%, 12/01/37
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	96,488
	2018B, 5.000%, 12/01/48
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	582,783
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	40,219
	4.000%, 12/01/50
25	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	20,940
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	51,923
	University, Series 2017, 3.625%, 5/01/35
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	42,097
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	107,662
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	150,258
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	128,349
	5.000%, 8/01/30
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue	7/27 at 100.00	BBB–	102,311
	Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	103,614
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
20	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	17,397
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	24,749
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	192,952
	Health Network, Series 2016B, 5.000%, 7/01/45
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	32,178
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	78,453
	5.000%, 11/15/32
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	84,789
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	207,035
	Group, Series 2019A, 5.000%, 6/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 10	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	$ 9,370
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue	9/29 at 100.00	AA	28,204
	Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured
100	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,	3/29 at 100.00	Aa3	91,381
	Series 2021A, 4.000%, 9/15/38
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	117,662
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	13,996
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
15	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	12,525
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds, Series 2021:
100	5.000%, 1/01/25 – BAM Insured	No Opt. Call	AA	103,477
25	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	26,841
13,425	Total Pennsylvania			11,864,962
	Puerto Rico – 2.7%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,329	4.500%, 7/01/34	7/25 at 100.00	N/R	3,026,527
3,740	4.550%, 7/01/40	7/28 at 100.00	N/R	3,234,763
72	5.000%, 7/01/58	7/28 at 100.00	N/R	61,919
710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	614,086
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
10	4.329%, 7/01/40	7/28 at 100.00	N/R	8,412
10	4.329%, 7/01/40	7/28 at 100.00	N/R	8,412
49	4.784%, 7/01/58	7/28 at 100.00	N/R	40,580
7,920	Total Puerto Rico			6,994,699
	South Carolina – 1.7%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,232,180
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 4.4%
3,090	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	2,950,950
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	5/31 at 100.00	A+	1,610,540
	Board, Tennessee, Revenue Bonds, Belmont University, Refunding & Improvement Series 2021,
	4.000%, 5/01/46
135	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	125,882
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	621,535
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,151,160
	5.625%, 9/01/26
2,160	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement	6/32 at 100.00	AA	1,841,767
	Series 2022, 4.000%, 6/01/47
11,990	Total Tennessee			11,301,834

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.5%
$ 1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	$ 1,036,880
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
1,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017,	11/26 at 100.00	AA	1,040,550
	5.000%, 11/15/35
500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020,	2/29 at 100.00	Aa1	509,475
	5.000%, 2/15/45
745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	745,358
	5.000%, 1/01/40
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (6)	1,892,656
	Series 2013A, 5.500%, 4/01/53, (Pre-refunded 10/01/23)
1,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	No Opt. Call	Aa2	1,097,850
	5.000%, 8/15/30
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,917,030
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	4,795,121
1,430	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/31 at 100.00	A+	1,426,797
	Transmission Services Corporation Project, Refunding Series 2021A, 5.000%, 5/15/51
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	924,315
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	250,212
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,600	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	1,580,592
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	7,149,032
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,316,325
	Trust Series 2017A, 4.000%, 10/15/42, (UB) (7)
31,365	Total Texas			26,682,193
	Utah – 0.6%
1,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A	1,479,585
	5.000%, 7/01/47
	Virginia – 1.0%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,165,904
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	1,361,276
	Appreciation Series 2012B, 0.000%, 7/15/40 (4)
2,560	Total Virginia			2,527,180
	Washington – 4.3%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,561,503
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
3,890	University of Washington, General Revenue Bonds, Refunding Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	Aaa	4,063,299
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	704,366
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Refunding Series2021B. Exchange Purchase:
2,165	4.000%, 7/01/37	7/31 at 100.00	Baa3	1,837,695
2,140	4.000%, 7/01/43	7/31 at 100.00	Baa1	1,707,763
12,215	Total Washington			10,874,626

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.9%
$ 530	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	$ 529,311
	Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/34
1,800	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	1,767,240
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/38
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (6)	1,012,630
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44,
	(Pre-refunded 6/01/23)
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,478,320
	5.000%, 6/01/43
4,760	Total West Virginia			4,787,501
$ 290,810	Total Municipal Bonds (cost $267,497,585)			252,937,326

Shares	Description (1)	Value
	COMMON STOCKS – 0.5%
	Independent Power And Renewable Electricity Producers – 0.5%
14,686	Energy Harbor Corp (8), (9)	$ 1,181,489
	Total Common Stocks (cost $407,801)	1,181,489

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Independent Power and Renewable Electricity Producers – 0.0%
$ 130	Talen Energy Corp	0.000%	8/31/23	N/R	$ 36,817
$ 130	Total Corporate Bonds (cost $ –)				36,817
	Total Long-Term Investments (cost $267,905,386)				254,155,632
	Floating Rate Obligations – (0.8)%				(2,000,000)
	Other Assets Less Liabilities – 1.1% (10)				2,797,219
	Net Assets Applicable to Common Shares – 100%				$ 254,952,851

Investments in Derivatives
Futures Contracts – Short

					Unrealized
	Number of	Expiration	Notional		Appreciation
Description	Contracts	Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note	(196)	12/22	$(23,018,217)	$(21,676,375)	$1,341,842

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Common Stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 93.0%
	MUNICIPAL BONDS – 93.0%
	Alabama – 2.5%
$ 1,255	Limestone County Water & Sewer Authority, Alabama, Water and Sewer Revenue Bonds, Series	6/32 at 100.00	AA–	$ 1,288,835
	2022, 5.000%, 12/01/45
1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series	5/28 at 100.34	A2	985,020
	2022B-1, 5.000%, 5/01/53, (Mandatory Put 8/01/28)
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	81,553
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
2,355	Total Alabama			2,355,408
	Arizona – 3.1%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A+	601,092
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,000,900
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC	7/31 at 100.00	BBB–	790,280
	Public Charter Schools – Macombs Facility Project, Series 2021A, 4.000%, 7/01/41
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	532,608
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
3,115	Total Arizona			2,924,880
	Arkansas – 0.2%
200	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB	180,954
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A
	California – 4.3%
2,120	Brea Olinda Unified School District, Orange County, California, General Obligation	No Opt. Call	Aa2	2,067,085
	Bonds, Series 1999A, 0.000%, 8/01/23 – FGIC Insured
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	442,570
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	331,956
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	251,276
	Communities & Services Project, Series 2017A, 4.000%, 4/01/36
33	California Statewide Community Development Authority, Revenue Bonds, Daughters of	1/22 at 100.00	N/R	32,914
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4),(5)
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	351,471
	Series 2009A, 7.000%, 11/01/34
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	500,965
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
4,093	Total California			3,978,237
	Colorado – 12.0%
1,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	875,930
	Series 2019A, 4.000%, 12/01/48

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
$ 150	5.125%, 12/01/29, (Pre-refunded 12/01/23)	12/23 at 100.00	BBB (6)	$ 152,742
250	5.375%, 12/01/33, (Pre-refunded 12/01/23)	12/23 at 100.00	BBB (6)	255,227
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	N/R (6)	371,423
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42,
	(Pre-refunded 6/01/27)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	869,490
	Group, Series 2019A, 4.000%, 11/15/43
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	434,130
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
640	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	499,040
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	759,480
	5.000%, 11/15/38
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,347,096
	2018A, 5.000%, 12/01/43, (AMT)
575	Erie Farm Metropolitan District, Erie, Boulder County, Colorado, General Obligation	12/31 at 100.00	AA	595,234
	Limited Tax Bonds, Refunding & Improvement, Series 2021, 5.000%, 12/01/41 – AGM Insured
700	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	645,883
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
300	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	302,592
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	537,706
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
125	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	126,274
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,136,355
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
1,000	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligaiton	12/30 at 100.00	AA	837,820
	Bonds, Subordinate Limited Tax Improvement Series 2020A-2, 4.000%, 12/01/46 – BAM Insured
477	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/23 at 100.00	N/R (6)	483,955
	Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%,
	12/01/33, (Pre-refunded 12/01/23), 144A
525	Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General	3/27 at 103.00	N/R	457,291
	Obligation Bonds, Series 2022A, 4.500%, 12/01/31
500	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited	12/29 at 103.00	N/R	434,755
	Tax Bonds, Series 2022, 6.750%, 12/01/52
11,987	Total Colorado			11,122,423
	Connecticut – 0.9%
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/31 at 100.00	A+	826,720
	HealthCare Issue, Series 2021A, 4.000%, 7/01/51
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	95,169
	Series 2018, 5.000%, 6/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.1%
$ 105	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	$ 84,678
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/49
	Florida – 4.2%
840	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	842,545
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
700	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	592,760
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49, (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
350	6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	315,403
380	6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	334,818
500	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	489,455
	Expansion Project, Series 2022A, 7.250%, 7/01/57, (AMT), (Mandatory Put 10/03/23), 144A
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	485,565
	Priority Subordinated Series 2017A, 5.000%, 10/01/42, (AMT)
1,145	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	A	847,105
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55
4,415	Total Florida			3,907,651
	Georgia – 1.2%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A1	465,155
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
245	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	227,740
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
500	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/30 at 100.00	A	398,330
	System, Inc Project, Series 2017A, 4.000%, 4/01/50
1,200	Total Georgia			1,091,225
	Hawaii – 1.8%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	250,893
	University, Series 2013A, 6.625%, 7/01/33, 144A
1,500	Hawaii State, Airport System Revenue Bonds, Series 2022, 5.000%, 7/01/47, (AMT)	7/32 at 100.00	A+	1,431,000
1,750	Total Hawaii			1,681,893
	Illinois – 11.8%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	254,538
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	378,876
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	679,055
	Series 2016A, 7.000%, 12/01/44
200	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/32 at 100.00	N/R	199,860
	Lien Series 2022A, 5.500%, 1/01/55
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,001,420
	History, Series 2002.RMKT, 4.500%, 11/01/36
500	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	373,955
	4.000%, 8/01/51
1,000	Illinois Finance Authority, Revenue Bonds, Northshore – Edward-Elmhurst Health Credit	8/32 at 100.00	AA–	985,700
	Group, Series 2022A, 5.000%, 8/15/51

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	$ 81,030
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	193,994
	Refunding Series 2015C, 5.000%, 8/15/44
540	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	BBB+	522,817
500	Illinois State, General Obligation Bonds, March Series 2021A, 5.000%, 3/01/46	3/31 at 100.00	BBB	455,780
400	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB	402,120
1,000	Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	N/R	996,310
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	991,267
1,900	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	1,917,860
	5.000%, 1/01/44
200	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB+	197,072
	Bonds, Series 2015A, 5.500%, 6/15/53
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BBB+	741,180
	Bonds, Series 2017A, 0.000%, 12/15/56
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB+	100,270
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	499,692
	6.000%, 10/01/32
16,540	Total Illinois			10,972,796
	Indiana – 2.4%
735	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	594,270
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Fulcrum CenterPoint,	5/23 at 100.00	N/R	1,000,120
	LLC Project, Series 2022, 4.500%, 12/15/46, (AMT), (Mandatory Put 11/15/23) , (WI/DD,
	Settling 11/15/22)
655	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A– (6)	658,609
	Project, Series 2013A, 5.000%, 7/01/44, (Pre-refunded 7/01/23), (AMT)
2,390	Total Indiana			2,252,999
	Iowa – 0.5%
500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/29 at 103.00	BBB–	433,695
	Company Project, Refunding Series 2022, 5.000%, 12/01/50
	Kansas – 0.6%
500	Ellis County Unified School District 489 Hays, Kansas, General Obligation Bonds,	9/31 at 100.00	AA	524,075
	Refunding & Improvement Series 2022B, 5.000%, 9/01/47 – AGM Insured
	Louisiana – 2.4%
1,000	East Baton Rouge Parish Capital Improvement District, Louisiana, MOVEBR Sales Tax	8/29 at 100.00	AA+	1,027,080
	Revenue Bonds, Series 2019, 5.000%, 8/01/48
1,230	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/27 at 100.00	A	1,208,881
	Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A,
	5.000%, 10/01/41
2,230	Total Louisiana			2,235,961
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (6)	505,540
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43, (Pre-refunded 7/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6%
$ 500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A (6)	$ 513,045
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45, (Pre-refunded 7/01/24)
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB (6)	51,763
	2019A, 4.000%, 6/01/49, (Pre-refunded 6/01/29)
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	473,985
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			525,748
	Michigan – 1.0%
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2019C, 4.000%, 2/15/44	8/29 at 100.00	AA	894,930
	Minnesota – 2.2%
75	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	56,279
	Academy, Refunding Series 2016A, 4.250%, 8/01/46
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	12/22 at 100.00	N/R	253,044
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	948,560
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	264,240
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	475,160
	Minnesota, General Obligation Bonds, School Buidling Series 2018A, 4.000%, 2/01/39
2,175	Total Minnesota			1,997,283
	Mississippi – 1.1%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	977,940
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 2.6%
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	136,305
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	12/22 at 100.00	BBB–	923,660
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	125,855
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/29 at 100.00	AA–	807,900
	Mosaic Health System, Series 2019A, 4.000%, 2/15/54
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	175,739
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	275,156
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
2,810	Total Missouri			2,444,615
	Nebraska – 0.5%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	A	479,040
	Crossover Series 2017A, 5.000%, 9/01/42

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 2.7%
$ 55	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB– (6)	$ 55,527
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24, (AMT), (ETM)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	105,984
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	523,734
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	827,320
	2019BB, 4.000%, 6/15/44
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	962,440
	Bonds, Series 2018A, 5.000%, 6/01/46
2,710	Total New Jersey			2,475,005
	New York – 4.7%
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	54,420
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
1,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/32 at 100.00	AA+	1,533,555
	General Purpose Series 2022A, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	AA+	858,070
	General Purpose, Series 2019D, 4.000%, 2/15/47
250	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	BBB+	234,430
	Project, Series 2022A, 5.250%, 12/01/52
315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	296,673
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/31 at 100.00	AAA	444,030
	Subordinate Fiscal 2021 Subseries E-1, 4.000%, 2/01/42
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	439,300
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
500	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/32 at 100.00	AA+	524,770
	Lien Green Bonds, Series 2022D-2, 5.250%, 5/15/47
4,625	Total New York			4,385,248
	North Carolina – 2.0%
2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	1,849,680
	Series 2019, 5.000%, 1/01/49
	North Dakota – 0.1%
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	86,376
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ohio – 1.4%
640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	539,430
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,000	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The	7/31 at 100.00	A3	790,300
	Cleveland Museum of Natural History Project, Series 2021, 4.000%, 7/01/51
1,640	Total Ohio			1,329,730
	Oklahoma – 0.6%
670	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	537,802
	Project, Series 2018B, 5.500%, 8/15/57

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.0%
$ 55	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	$ 46,429
	Series 2020A, 5.250%, 11/15/50
	Pennsylvania – 2.0%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	11/22 at 100.00	BB–	716,390
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
500	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	488,425
	Series 2021, 5.000%, 11/01/51
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	82,590
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1 (6)	581,666
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36,
	(Pre-refunded 1/15/25)
2,160	Total Pennsylvania			1,869,071
	Puerto Rico – 1.6%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	172,982
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	273,909
500	4.750%, 7/01/53	7/28 at 100.00	N/R	418,270
745	5.000%, 7/01/58	7/28 at 100.00	N/R	640,685
3,205	Total Puerto Rico			1,505,846
	South Carolina – 0.5%
620	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	426,120
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49
	South Dakota – 1.5%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	82,376
	Series 2017, 5.125%, 11/01/47
1,300	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	AA–	1,287,689
	System, Series 2014, 5.000%, 7/01/44
1,400	Total South Dakota			1,370,065
	Tennessee – 2.2%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (6)	1,253,888
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45, (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	820,723
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,074,611
	Texas – 7.1%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A– (6)	698,837
	5.000%, 1/01/40, (Pre-refunded 7/01/25)
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	864,760
	2021A, 4.000%, 11/01/46
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	329,228
	Series 2013A, 5.125%, 10/01/43
500	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	428,490
	First Tier Series 2020C, 4.000%, 10/01/45
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	506,385
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/22 at 104.00	BB–	$ 117,873
	Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (6)	236,978
	Capital Appreciation Series 2011C, 0.000%, 9/01/43, (Pre-refunded 9/01/31) (7)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+ (6)	411,246
	5.000%, 1/01/40, (Pre-refunded 1/01/23)
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	503,640
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	241,963
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A2	304,753
	Series 2007, 5.500%, 8/01/27
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	Baa3	893,660
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58, (AMT)
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,011,060
	Second Tier Series 2015C, 5.000%, 8/15/32
6,775	Total Texas			6,548,873
	Virgin Islands – 0.4%
380	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	No Opt. Call	N/R	384,712
	Series 2022A, 5.000%, 10/01/30
	Virginia – 2.0%
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,141,055
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56, (AMT)
750	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC	12/32 at 100.00	Baa1	721,185
	Project, Refunding Senior Lien Series 2022, 5.000%, 12/31/47, (AMT)
2,015	Total Virginia			1,862,240
	Washington – 1.0%
1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Private Activity	8/32 at 100.00	AA–	970,030
	Series 2022B, 5.000%, 8/01/42, (AMT)
	West Virginia – 1.0%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	935,030
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 5.0%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 4	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	$ 76
4	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	69
4	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	66
4	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	62
3	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	57
4	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	59
98	1.000%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	45,138
4	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	55
4	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	51
4	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	48
4	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	45
4	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	42
4	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	40
4	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	37
3	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	35
3	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	33
3	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	31
3	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	29
3	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	27
3	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	26
3	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	24
3	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	22
42	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	257
500	Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy	No Opt. Call	Aa3	488,690
	Progress Project, Refunding Series 2022A-2, 3.300%, 10/01/46, (Mandatory Put 10/01/26)
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	12/22 at 102.00	N/R	179,726
	Hollow Project. Series 2014, 5.125%, 10/01/34
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood	1/27 at 103.00	N/R	134,308
	Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	824,400
	Oconomowoc, Inc. Project, Series 2018, 5.125%, 10/01/48
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	998,280
	ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	478,165
	Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB– (6)	552,794
	John’s Communities Inc., Series 2018A, 5.000%, 9/15/50, (Pre-refunded 9/15/23)
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	958,360
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
$ 5,160	Total Wisconsin			4,661,052
	Total Long-Term Investments (cost $93,865,708)			86,324,825

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.3%
	MUNICIPAL BONDS – 4.3%
	Mississippi – 3.2%
$ 3,000	Mississippi Development Bank, Special Obligation Bonds, Jackson County, Industrial Water	11/22 at 100.00	AA	$ 3,000,000
	System Project, Series 2009, 1.660%, 12/01/39, (Mandatory Put 10/31/2022) (8)
	North Carolina – 1.1%
1,000	University of North Carolina Chapel Hill, Revenue Bonds, University of North Carolina	11/22 at 100.00	AA	1,000,000
	Hospitals at Chapel Hill, Variable Rate Demand Series 2003B, 2.200%, 2/01/29,
	(Mandatory Put 11/7/2022) (8)
$	Total Short-Term Investments (cost $4,000,000)			4,000,000
	Total Investments (cost $97,865,708) – 97.3%			90,324,825
	Other Assets Less Liabilities – 2.7%			2,505,564
	Net Assets Applicable to Common Shares – 100%			$ 92,830,389

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	For fair value measurement disclosure purposes, investment classified as Level 3.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2022

	NUV	NUW	NMI
Assets
Long-term investments, at value (cost $1,907,042,309, $267,905,386,
and $93,865,708, respectively)	$1,815,237,566	$254,155,632	$86,324,825
Short-term investments, at value (cost approximates value)	—	—	4,000,000
Cash	398,638	397,201	1,410,614
Cash Collateral at brokers for investments in futures (1)	—	392,642	—
Receivable for:
Interest	22,628,590	3,122,533	1,308,150
Investments sold	10,450,000	155,637	1,145,000
Variation margin on futures contracts	—	79,625	—
Deferred offering costs	—	—	111,370
Other assets	422,205	4,576	2,418
Total assets	1,849,136,999	258,307,846	94,302,377
Liabilities
Floating rate obligations	21,480,000	2,000,000	—
Payable for:
Dividends	5,343,549	683,614	286,317
Interest	100,892	7,304	—
Investments purchased - regular settlement	1,205,367	418,236	—
Investments purchased - when-issued/delayed-delivery settlement	—	—	1,000,000
Accrued expenses:
Management fees	712,609	122,565	48,769
Trustees fees	422,387	4,856	1,295
Shelf offering costs	—	—	76,464
Other	415,635	118,420	59,143
Total liabilities	29,680,439	3,354,995	1,471,988
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$1,819,456,560	$254,952,851	$ 92,830,389
Common shares outstanding	207,541,595	17,951,336	10,046,142
Net asset value (“NAV”) per common share outstanding	$ 8.77	$ 14.20	$ 9.24
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,075,416	$ 179,513	$ 100,461
Paid-in-surplus	1,963,547,908	268,621,006	105,270,662
Total distributable earnings (loss)	(146,166,764)	(13,847,668)	(12,540,734)
Net assets applicable to common shares	$1,819,456,560	$254,952,851	$ 92,830,389
Authorized common shares	350,000,000	Unlimited	200,000,000

(1)
Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2022

	NUV	NUW	NMI
Investment Income	$ 78,459,862	$ 10,094,955	$ 4,195,840
Expenses
Management fees	8,751,151	1,577,698	633,371
Interest expense	296,978	43,545	338
Custodian expenses, net	178,185	56,821	22,427
Trustees fees	65,152	9,152	3,360
Professional fees	102,676	61,768	35,646
Shareholder reporting expenses	167,271	33,783	20,413
Shareholder servicing agent fees	316,112	772	6,348
Stock exchange listing fees	64,417	7,413	10,550
Investor relations expenses	97,851	13,891	5,488
Other	38,007	25,033	13,440
Total expenses	10,077,800	1,829,876	751,381
Net investment income (loss)	68,382,062	8,265,079	3,444,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(42,644,074)	(3,959,790)	(5,141,509)
Futures contracts	—	3,005,927	—
Change in net unrealized appreciation (depreciation) of:
Investments	(340,070,110)	(52,435,388)	(15,433,338)
Futures contracts	—	830,909	—
Net realized and unrealized gain (loss)	(382,714,184)	(52,558,342)	(20,574,847)
Net increase (decrease) in net assets applicable to common shares
from operations	$(314,332,122)	$(44,293,263)	$(17,130,388)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUV		NUW
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 68,382,062	$ 72,777,158	$ 8,265,079	$ 7,759,026
Net realized gain (loss) from:
Investments	(42,644,074)	6,565,768	(3,959,790)	2,459,384
Futures contracts	—	—	3,005,927	726,757
Change in net unrealized appreciation (depreciation) of:
Investments	(340,070,110)	22,668,067	(52,435,388)	5,037,877
Futures contracts	—	—	830,909	335,646
Net increase (decrease) in net assets applicable to common shares
from operations	(314,332,122)	102,010,993	(44,293,263)	16,318,690
Distributions to Common Shareholders
Dividends	(69,733,974)	(74,633,069)	(11,846,086)	(8,014,507)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(69,733,974)	(74,633,069)	(11,846,086)	(8,014,507)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	347,096	4,693,703	—	—
Issued in the Reorganizations	—	—	—	41,997,759
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	347,096	4,693,703	—	41,997,759
Net increase (decrease) in net assets applicable to common shares	(383,719,000)	32,071,627	(56,139,349)	50,301,942
Net assets applicable to common shares at the beginning of period	2,203,175,560	2,171,103,933	311,092,200	260,790,258
Net assets applicable to common shares at the end of period	$1,819,456,560	$2,203,175,560	$254,952,851	$311,092,200

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NMI
	Year Ended	Year Ended
	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 3,444,459	$ 3,517,318
Net realized gain (loss) from:
Investments	(5,141,509)	211,181
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(15,433,338)	1,485,410
Futures contracts	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	(17,130,388)	5,213,909
Distributions to Common Shareholders
Dividends	(3,259,831)	(3,639,056)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(3,259,831)	(3,639,056)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs and adjustments	(9,169)	9,576,034
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	38,776	115,887
Issued in the Reorganizations	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	29,607	9,691,921
Net increase (decrease) in net assets applicable to common shares	(20,360,612)	11,266,774
Net assets applicable to common shares at the beginning of period	113,191,001	101,924,227
Net assets applicable to common shares at the end of period	$ 92,830,389	$113,191,001

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NUV
Year Ended 10/31:
2022	$10.62	$0.33	$(1.84)	$(1.51)	$(0.34)	$ —	$(0.34)	—	—	$ 8.77	$ 8.35
2021	10.48	0.35	0.15	0.50	(0.36)	—	(0.36)	—	—	10.62	11.21
2020	10.57	0.37	(0.09)	0.28	(0.37)	—	(0.37)	—	—	10.48	10.81
2019	9.84	0.37	0.73	1.10	(0.37)	—	(0.37)	—	—	10.57	10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—	9.84	9.18
NUW
Year Ended 10/31:
2022	17.33	0.46	(2.93)	(2.47)	(0.47)	(0.19)	(0.66)	—	—	14.20	13.19
2021	16.81	0.45	0.54	0.99	(0.47)	—	(0.47)	—*	—	17.33	16.76
2020	16.90	0.47	(0.08)	0.39	(0.48)	—	(0.48)	—	—	16.81	16.21
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01	16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01	15.88	14.36

(a)	Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(14.52)%	(22.80)%	$1,819,457	0.50%	3.36%	29%
4.79	7.19	2,203,176	0.48	3.27	11
2.72	7.41	2,171,104	0.51	3.52	11
11.35	17.92	2,186,923	0.54	3.63	13
(0.71)	(5.55)	2,035,221	0.54	3.76	20

(14.65)	(17.84)	254,953	0.64	2.90	17
5.89	6.31	311,092	0.68(d)	2.60(d)	10
2.33	(0.77)	260,790	0.78(d)	2.79(d)	13
11.38	22.81	262,190	0.73	3.61	31
(1.31)	(11.54)	244,612	0.80	4.26	30

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
	to Common Shares		to Common Shares

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2022	0.01%	2022	0.01%
2021	0.01	2021	0.01
2020	0.02	2020	0.01
2019	0.04	2019	0.07
2018	0.03	2018	0.10

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	During the period ended October 31, 2021 and October 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:
Ratios to Average Net Assets

		Net
		Investment
NUW	Expenses	Income (Loss)
Year Ended 10/31:
2021	0.68%	2.60%
2020	0.82	2.75

* Value rounded to zero.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									from
						From			Shares
	Beginning	Net	Net		From	Accumu-			Sold
	Common	Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NMI
Year Ended 10/31:
2022	$11.27	$0.34	$(2.05)	$(1.71)	$(0.32)	$ —*	$(0.32)	$ —	$ —	$ 9.24	$ 8.53
2021	11.08	0.37	0.20	0.57	(0.38)	—	(0.38)	—	—	11.27	11.65
2020	11.32	0.41	(0.20)	0.21	(0.41)	(0.04)	(0.45)	—	—*	11.08	11.31
2019	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	—	—*	11.32	11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01	10.92	10.09

(a)	Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(15.39)%	(24.32)%	$ 92,830	0.72%	3.29%	61%
5.18	6.51	113,191	0.73	3.23	15
1.86	3.87	101,924	0.74	3.70	15
8.45	17.61	99,822	0.79	3.83	10
(0.05)	(8.14)	95,396	0.89	3.87	17

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares

NMI
Year Ended 10/31:
2022	—%
2021	—
2020	—
2019	—
2018	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Value rounded to zero.
See accompanying notes to financial statements.

Notes to

Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Municipal Value Fund, Inc. (NUV)
• Nuveen AMT-Free Municipal Value Fund (NUW)
• Nuveen Municipal Income Fund, Inc. (NMI)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW was organized as Massachusetts business trusts on November 19, 2008.
Current Fiscal Period
The end of the reporting period for the Funds is October 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2022 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganizations
Effective prior to the opening of business on March 8, 2021, Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) (the “Target Funds”) were reorganized into NUW (the “Acquiring Fund”) (the “Reorganizations”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Reorganizations, each Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Directors/Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a

Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Fund pays no compensation directly to those of its directors/trustees or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NUV	NUM	NMI
Custodian Fee Credit	$3,643	$1,141	$1,234

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Notes to Financial Statements (continued)
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
FASB issues ASU 2022-03 – Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level	1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level	2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level	3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NUV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,815,237,566	$ —	$1,815,237,566

NUW
Long-Term Investments*:
Municipal Bonds	$ —	$ 252,937,326	$ —	$ 252,937,326
Common Stocks	—	1,181,489	—	1,181,489
Corporate Bonds	—	36,817	—	36,817
Investments in Derivatives:
Futures Contracts**	1,341,842	—	—	1,341,842
Total	$1,341,842	$ 254,155,632	$ —	$ 255,497,474

NMI
Long-Term Investments*:
Municipal Bonds	$ —	$ 86,291,911	$32,914***	$ 86,324,825
Short-Term Investments*
Municipal Bonds	—	4,000,000	—	4,000,000
Total	$ —	$ 90,291,911	$32,914	$ 90,324,825

*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI
Floating rate obligations: self-deposited Inverse Floaters	$21,480,000	$2,000,000	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$21,480,000	$2,000,000	$ —

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI
Average floating rate obligations outstanding	$24,206,644	$3,172,014	$ —
Average annual interest rate and fees	1.16%	1.28%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$21,480,000	$2,000,000	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$21,480,000	$2,000,000	$ —

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NUV	NUW	NMI
Purchases	$597,890,802	$49,283,268	$61,440,219
Sales and maturities	604,143,363	49,386,675	62,980,298

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NUW
Average notional amount of futures contracts outstanding*	$26,023,771

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives			(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location		Value
NUW
Interest rate	Futures contracts	Receivable for variation margin	1,341,842	—		$ —
		on futures contracts*

*	Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$3,005,927	$830,909

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:
	NUW		NMI
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Additional authorized common shares	—	1,500,000*	2,200,000	2,200,000
Common shares sold	—	—	—	834,470
Offering proceeds, net of offering costs and adjustments	$ —	$ —	$ (9,169)	$9,576,034

*	Represents additional authorized common shares for the period November 1, 2020 through August 31, 2021.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expense” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

NUW
	Year	Year
	Ended	Ended
	10/31/22	10/31/21
Common shares:
Issued in the Reorganizations	—	2,435,254

		NUV			NMI
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	10/31/22		10/31/21	10/31/22		10/31/21
Common shares:
Issued to shareholders due to reinvestment of distributions	32,361		434,220	3,430		10,201
Sold through shelf offering	—		—	—		834,470
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%		—%	—%		2.35%

Notes to Financial Statements (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, distressed PIK bond adjustments, taxable market discount, taxes paid, and nondeductible reorganization expenses. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NUV	$1,878,969,179	$40,597,116	$(125,808,728)	$(85,211,612)
NUW	266,946,825	5,016,041	(18,465,392)	(13,449,351)
NMI	97,839,156	448,781	(7,963,112)	(7,514,331)

For
purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income 1	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NUV	$7,304,010	$455,866	$ —	$(85,211,612)	$(62,903,863)	$ —	$(5,811,165)	$(146,166,764)
NUW	1,092,258	4,324	—	(13,449,351)	(94,695)	—	(1,400,204)	(13,847,668)
NMI	350,454	—	—	(7,514,331)	(5,075,473)	—	(301,384)	(12,540,734)

1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2022 and paid on November 1, 2022
The tax character of distributions paid were as follows:

		10/31/22			10/31/2021
	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term
Fund	Income 1	Income	Capital Gains	Income	Income	Capital Gains
NUV	$68,791,746	$942,228	$ —	$73,442,393	$1,190,676	$ —
NUW	8,231,947	538,802	3,075,337	7,613,930	400,577	—
NMI	3,254,922	—	4,909	3,573,719	65,337	—

1
Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NUV	$36,322,316	$26,581,547	$62,903,863
NUW	—	94,695	94,695
NMI	3,016,967	2,058,506	5,075,473

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW and NMI is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

* For the complex-level fees and management fees based on average daily managed assets, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2022, the complex-level fee rate for each Fund was 0.1592%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NUV	NUW	NMI
Purchases	$19,199,586	$ 3,447,769	$ 11,340,814
Sales	9,522,179	3,450,035	11,490,467
Realized gain(loss)	(894,143)	(221,655)	(866,997)

8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Fund is subject to, including those described within this report, are unlikely to have a material impact to any of the Fund’s financial statements.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NMI
Maximum outstanding balance	$7,723,370	$2,587,233	$1,800,000

During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NUV	NUW	NMI
Utilization period (days outstanding)	10	3	6
Average daily balance outstanding	$5,327,011	$2,587,233	$978,094
Average annual interest rate	2.86%	1.30%	1.39%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
Investment Objectives
The Fund’s primary investment objective is current income exempt from federal income tax. The Fund’s secondary objective is the enhancement of portfolio value through selection of tax-exempt bonds and municipal market sectors. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which the Fund’s investment sub-adviser believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond (“TOB”) Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.

Shareholder Update (Unaudited) (continued)
Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. Generally, the Fund expects to be fully invested (at least 95% of its assets) in such municipal securities.
The Fund generally invests in municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to

Shareholder Update (Unaudited) (continued)
improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.

Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
Investment Objective
The Fund’s investment objective is a high level of current income exempt from federal income tax, which the Fund seeks to achieve by investing primarily in a diversified portfolio of tax-exempt municipal obligations.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with intermediate or long-term maturities, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the

Shareholder Update (Unaudited) (continued)
construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts, or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage. The amount of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

		Nuveen	Nuveen
	Nuveen	AMT-Free	Municipal
	Municipal	Municipal	Income
	Value Fund, Inc.	Value Fund	Fund, Inc.
Risk	(NUV)	(NUW)	(NMI)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	--	X
Below Investment Grade Risk	X	X	X
Call Risk	X	X	X
Credit Risk	X	X	X
Credit Spread Risk	X	X	X
Defaulted and Distressed Securities Risk	X	--	--
Deflation Risk	X	X	X
Derivatives Risk	X	X	X
Distressed Securities Risk	--	X	X
Duration Risk	X	X	X
Economic Sector Risk	X	X	X
Financial Futures and Options Risk	--	X	--
Hedging Risk	X	X	X
Illiquid Investments Risk	X	X	--
Income Risk	X	X	X
Inflation Risk	X	X	X
Insurance Risk	X	X	--
Interest Rate Risk	X	X	X
Inverse Floating Rate Securities Risk	X	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X
Municipal Securities Market Risk	X	X	X
Other Investment Companies Risk	X	--	--
Puerto Rico Municipal Securities Market Risk	X	X	X
Reinvestment Risk	X	X	X
Sector and Industry Risk	X	X	X
Sector Focus Risk	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X
Swap Transactions Risk	X	X	--
Tax Risk	X	X	X
Taxability Risk	X	X	X
Tobacco Settlement Bond Risk	X	X	X
Unrated Securities Risk	X	X	X
Valuation Risk	X	X	X
Zero Coupon Bonds Risk	X	X	X

Shareholder Update (Unaudited) (continued)

		Nuveen	Nuveen
	Nuveen	AMT-Free	Municipal
	Municipal	Municipal	Income
	Value Fund, Inc.	Value Fund	Fund, Inc.
Risk	(NUV)	(NUW)	(NMI)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X
Counterparty Risk	X	X	X
Cybersecurity Risk	X	X	X
Economic and Political Events Risk	X	X	X
Global Economic Risk	X	X	X
Investment and Market Risk	X	X	X
Legislation and Regulatory Risk	X	X	X
Leverage Risk	X	X	X
Market Discount from Net Asset Value	X	X	X
Recent Market Conditions	X	X	X
Reverse Repurchase Agreement Risk	--	--	--

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted and Distressed Securities Risk.
The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability successfully use derivative instruments.
Distressed Securities Risk.
The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Shareholder Update (Unaudited) (continued)
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
London Interbank Offered Rate (“LIBOR”) Replacement Risk.
LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Financing Oversight Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Shareholder Update (Unaudited) (continued)
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk.
Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk.
At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption.

Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively

Shareholder Update (Unaudited) (continued)
impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
The current outbreak of COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, defaults and credit downgrades, among other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) operational impacts on and availability of key personnel of the Fund’s investment adviser, the Fund’s sub-adviser, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic and (2) limitations on the Fund’s ability to make distributions or dividends, as applicable, to Common Shareholders.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of instruments in which the Fund invests.
On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Shareholder Update (Unaudited) (continued)
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund and the Nuveen Municipal Income Fund, Inc. (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

UPDATED DISCLOSURES FOR THE FUND WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2022.
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

Nuveen Municipal
Income Fund, Inc.
Shareholder Transaction Expenses	(NMI)
Maximum Sales Charge (as a percentage of offering price)	4.00% (1)
Dividend Reinvestment Plan Fees (2)	$2.50

(1)	A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.
(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares, held in a dividend reinvestment account.

Nuveen Municipal
Income Fund, Inc.
Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares) (1)	(NMI)
Management Fees	0.61%
Interest and Other Related Expenses (2)	0.00% (3)
Other Expenses (4)	0.11%
Total Annual Expenses	0.72%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2022.
(2)	Interest and Other Related Expenses reflect actual expenses and fees incurred by the Fund related to its temporary committed line of credit for the fiscal year ended October 31, 2022. The Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage. During the fiscal year ended October 31, 2022, the Fund did not employ leverage through investments in inverse floating rate securities, but it did incur expenses related to its temporary committed line of credit as described in the Notes to Financial Statements (Note 9 – Borrowing Arrangements, Committed Line of Credit) of this annual report. “Actual Interest and Other Related Expenses” incurred in the future may be higher or lower. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).
(3)	Rounds to less than 0.01%.
(4)	Other Expenses are based on estimated amounts for the current fiscal year.
Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.
Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.
Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$17
3 Years	$33
5 Years	$50
10 Years	$99

Shareholder Update (Unaudited) (continued)
Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$47
3 Years	$62
5 Years	$78
10 Years	$126

Example # 3 (Privately Negotiated Transaction)
The following example assumes there is no transaction fee.

Nuveen Municipal
Income Fund, Inc.
(NMI)
1 Year	$7
3 Years	$23
5 Years	$40
10 Years	$89

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.
TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares reported as of the end of the day on the New York Stock Exchange (NYSE), (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen Municipal Income Fund, Inc. (NMI)
					Premium/(Discount)
	Market Price		NAV		to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
October 2022	$9.70	$8.46	$10.19	$9.19	(4.72)%	(8.82) %
July 2022	$9.75	$9.03	$10.24	$9.72	(4.69)%	(7.80)%
April 30, 2022	$10.77	$9.42	$11.10	$10.13	(2.62) %	(7.13)%
January 2022	$12.24	$10.75	$11.37	$11.03	7.84%	(2.63)%
October 2021	$12.00	$11.44	$11.56	$11.24	6.10%	1.15%
July 2021	$12.13	$11.52	$11.59	$11.34	5.66%	1.21%
April 2021	$11.63	$11.02	$11.50	$11.22	2.29%	(1.87)%
January 2021	$11.54	$11.07	$11.44	$11.08	2.23%	(2.12)%

The following table shows, as of October 31, 2022, the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

Nuveen Municipal
Income Fund, Inc.
October 31, 2022	(NMI)
NAV per Common Share	$9.24
Market Price	$8.53
Percentage of Premium/(Discount) to NAV per Common Share	(7.68)%
Net Assets Attributable to Common Shares	$92,830,389

Shares of closed-end investment companies, including those of the Fund, may frequently trade at prices lower than NAV. The Fund’s Board of Directors (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2022, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information (Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NUV	$ —
NUW	3,075,337
NMI	4,909

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Industrial Development Revenue Bond (IDR):
A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

•
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

•
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 23-25, 2022 (the “
May Meeting
”), the Boards of Trustees or Directors, as applicable (collectively, the “
Board
” and each Trustee or Director, a “
Board Member
”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “
1940 Act
”)) (the “
Independent Board Members
”), approved, for their respective Fund, the renewal of the management agreement (each, an “
Investment Management Agreement
”) with Nuveen Fund Advisors, LLC (the “
Adviser
”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “
Sub-Advisory Agreement
”) with Nuveen Asset Management, LLC (the “
Sub-Adviser
”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “
Advisory Agreements,
” and the Adviser and the Sub-Adviser are collectively, the “
Fund Advisers
” and each, a “
Fund Adviser.
” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“
Broadridge
”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “
April Meeting
”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.
In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.
The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.
In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•
Centralization of Functions
– ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•
Fund Improvements and Product Management Initiatives
– continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•
Compliance Program Initiatives
– continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•
Investment Oversight
– preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•
Risk Management and Valuation Services
- continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•
Regulatory Matters
– continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•
Government Relations
– continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•
Business Continuity, Disaster Recovery and Information Security
– continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•
Distribution Management Services
– continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:
•
•
Leverage Management Services
– continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;

•
•
Capital Management, Market Intelligence and Secondary Market Services
– ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•
•
Closed-end Fund Investor Relations Program
– maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “
Performance Peer Group
”) and recognized and/or customized benchmarks (
i.e.,
generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Municipal Value Fund, Inc., the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021, the Fund outperformed its benchmark for such periods. Further, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-year period, third quartile for the three-year period and second quartile for the five-year period ended March 31, 2022. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Municipal Value Fund, the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2022, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2022. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Municipal Income Fund, Inc., the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended December 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2022, the Fund ranked in the second quartile for the one-year period ended March 31, 2022 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As
part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (
i.e.,
before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “
Peer Universe
”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “
Expense Outlier Fund
”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“
ETFs
”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“
Nuveen Investments
”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.
The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“
TIAA
”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre and post tax) by asset type for the Sub Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.
Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.
In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members &

Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005-2007), Northern Trust Global Investments Board
(2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003-2007) and Northern Trust Hong Kong
Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College; formerly, Member and President Pro-Tern of the Board of	142
Chicago, IL 6o6o6		Class III	Regents for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly held company;
Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015),
The Gazette Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief Operating
Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Well mark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of the
333 W. Wacker Drive	Board Member	2021	Investment Company Institute (ICI), which represents regulated	142
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with ICI
(1989-2006); Member of the Board of Directors, Jewish Coalition Against
Domestic Abuse (UCADA) (since 2020).

■ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020).
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly,	142
Chicago, IL 6o6o6		Class III	Managing (Director, Global Head of Government Relations and Public
Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009);
formerly, Managing Director, Global General Counsel and Corporate
Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP
(law firm) (1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel,
The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004- 2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through	142
Chicago, IL 6o6o6		Class III	its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide ® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The
Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown
Castle International (provider of communications infrastructure).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015)
of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan
Distribution Services, Inc. (financial services) (formerly, One Group
Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of
Chicago, IL 6o6o6	Officer		Nuveen (2006-2017), Vice President prior to 2006.

■ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022),
1972	Vice President		Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior
333 W. Wacker Drive	and Chief	2022	Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO
Chicago, IL 6o6o6	Compliance		Asset Management Corp. (2012-2014).
Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) ; Managing Director
1979	Vice President		(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen
901 Marquette Avenue	and Assistant	2013	Fund Advisors, LLC; Managing Director and Associate General Counsel (since January
Minneapolis, MN 55402	Secretary		2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing
Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate
General Counsel (since 2018) of Nuveen Asset Management LLC.

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President,
1978	Vice President		Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since
8500 Andrew Carnegie Blvd.	and Assistant	2017	2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate
Charlotte, NC 28262	Secretary		General Counsel of Jackson National Asset Management (2012-2017).

■ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of
333 W. Wacker Drive	Vice President	2016	Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of
333 W. Wacker Drive	Vice President	2019	Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975			Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd.	Vice President	2022	(since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies
Charlotte, NC 28262	and Assistant		LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General
	Secretary		Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1,
TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice
President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance
and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment
Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary
(since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of
Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Charlotte, NC 28262	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020);
730 Third Avenue	Vice President	2020	Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of
New York, NY 10017			Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group
(2013-2017).

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC
1965			(since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly
8500 Andrew Carnegie Blvd.	Vice President	2022	Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since
Charlotte, NC 28262			2018) of Nuveen Alternative Advisors LLC.

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew Carnegie Blvd.	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA
Charlotte, NC 28262			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

■ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022);
1956	Vice President		Managing Director, Assistant Secretary and General Counsel (since 2022), formerly,
333 W. Wacker Drive	and Assistant	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Secretary		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director,
Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management,
LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC:
formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC
(2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial
Analyst.

■ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014)
1973	Vice President		of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds;
8500 Andrew Carnegie Blvd.	and Assistant	2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of
Charlotte, NC 28262	Secretary		Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director of
Nuveen, LLC and of TIAA (since 2017).

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-1022D 2615418-INV-Y-12/23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2022	$26,220	$2,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2021	$25,855	$10,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$0	$0
October 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds. He began working in the investment industry when he joined the firm in 1980. Chris became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Chris holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the Minnesota Society of Municipal Analysts and the CFA Society of Minnesota.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	12	$21.65 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$805 million

* Assets are as of October 31, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). BENEFICIAL OWNERSHIP OF NMI SECURITIES

As of October 31, 2022, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Christopher L. Drahn	Nuveen Municipal Income Fund, Inc.	$0	Over $	1,000,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 9, 2023